UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

KING RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

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Unit 1813, 18/F, Fo Tan Industrial Centre

26-28 Au Pui Wan Street

Fo Tan, Hong Kong

INFORMATION STATEMENT

(Preliminary)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

Dear Stockholders:

We are delivering this Notice and the accompanying Information Statement to the stockholders of record, as of the close of business on May 12, 2026 (the “Record Date”), of Common Stock, par value $0.0001 per share (“common stock”), and Series C Preferred Stock, par value $0.0001 (“Series C Preferred Stock”) of King Resources, Inc. (the “Company,” “we” or “our”).

The purpose of the Information Statement is to inform our stockholders that on the Record Date, stockholders of the Company holding at least a majority of the voting power of our outstanding shares of capital stock entitled to vote, adopted resolutions by written consent in lieu of a meeting of stockholders to approve the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation”). On the Record Date, the Consenting Stockholders (as defined below) delivered to the Company a written consent (the “Written Consent”) to approve the Nevada Reincorporation.

The “Consenting Stockholder” is Lee Ying Chiu Herbert. As of the close of business on the Record Date, Mr. Lee owned 30,000,000 shares of Series C Preferred Stock, representing all of the issued and outstanding shares of the Series C Preferred Stock. Each one share of Series C Preferred Stock converts and votes as 100 shares of common stock of the Company. As a result, the Consenting Stockholder holds capital stock representing approximately 97.2% of the voting power of our outstanding shares of capital stock entitled to vote.

The purpose of this Notice and the accompanying Information Statement is to (1) inform the Company’s stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (2) provide the notice to our stockholders of a corporate action taken by our stockholders without a meeting as required under Section 228(e) of the General Corporation Law of the State of Delaware. In accordance with Rule 14c-2 under the Exchange Act, we plan to effectuate the Nevada Reincorporation no earlier than twenty (20) calendar days after the commencement of mailing of this Information Statement to our stockholders. The Information Statement is first being mailed to stockholders on or about May __df, 2026.

The Nevada Reincorporation was unanimously approved and recommended by our board of directors prior to the stockholder action by written consent described in the Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS MATTER.

By order of the Board of Directors,

/s/ WONG Nga Yin Polin

WONG Nga Yin Polin

May 14, 2026

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KING RESOURCES, INC.

INFORMATION STATEMENT REGARDING

CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT OF

OUR BOARD OF DIRECTORS AND HOLDERS OF

A MAJORITY OF OUR VOTING CAPITAL STOCK

IN LIEU OF SPECIAL MEETING

King Resources, Inc. is furnishing this information statement to you to provide a description of actions taken by our Board of Directors and the holders of a majority of our outstanding voting capital stock on May 12, 2026, in accordance with the relevant sections of Delaware General Corporation Law of the State of Delaware (the “DGCL”).

This information statement is being mailed on or about May 16, 2026, to stockholders of record on May 12, 2026 (the “Record Date”). The information statement is being delivered only to inform you of the Corporate Actions described herein before such actions take effect in accordance with Rule 14c-2 promulgated under the Exchange Act on the Effective Date. No action is requested or required on your part.

We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement. We will require brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock and Series C Preferred Stock held by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

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GENERAL DESCRIPTION OF CORPORATE ACTIONS

The Action by Written Consent

Section 228 of the DGCL, and Section 9 of the Company’s Bylaws (the “Delaware Bylaws”) provide that stockholders of the Company may act by written consent without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the actions to be taken, are signed by stockholders holding a number of outstanding shares representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted. Pursuant to Section 266 of the DGCL, the Nevada Reincorporation may be approved by the affirmative vote of a majority of the voting power of the outstanding shares of the capital stock of the Company entitled to vote thereon.

As of the Record Date, the Consenting Stockholder held 30,000,000 shares of Series C Preferred Stock, representing approximately 97.2% of the voting power of the outstanding shares of capital stock of the Company. All of the shares of capital stock of the Company held by the Consenting Stockholder are beneficially owned by Lee Ying Chiu Herbert.

VOTING AND VOTE REQUIRED

Pursuant to the Company’s Bylaws and the DGCL, a vote by the holders of at least a majority of the Company’s outstanding capital stock is required to effect the actions described herein. Each common stockholder is entitled to one vote for each share of common stock held by such stockholder.  Each share of Series C Convertible Preferred Stock entitles the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. As of the Record Date, the Company had 87,221,765 shares of common stock and 30,000,000 shares of Series C Preferred Stock (representing the voting power of 30,000,000,000 shares of Common Stock) issued and outstanding.

The voting power representing not less than 15,436,108,825 shares of common stock calculated on a fully diluted basis is required to pass any stockholder resolutions. Pursuant to Section 228 of the DGCL, Herbert Ying Chiu Lee, holding an aggregate of 30,000,000 shares of Series C Preferred Stock, representing the voting power of 30,000,000,000 shares of common stock calculated on a fully diluted basis, on the Record Date (the “Majority Stockholder”), delivered an executed written consent dated May 12, 2026, authorizing the Corporate Actions.

NO APPRAISAL RIGHTS

Under the DGCL, stockholders are not entitled to appraisal rights with respect to the Corporate Actions, and we will not provide our stockholders with such rights.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as stockholders, none of our officers, directors or any of their respective affiliates has any interest in the Corporate Actions. As a matter of law, the Consenting Stockholder has waived appraisal rights by virtue of consenting to the Nevada Reincorporation.

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NOTICE PURSUANT TO SECTION 228(E) OF THE DGCL

Pursuant to Section 228(e) of the DGCL, the Company is required to provide prompt notice of the taking of a corporate action by less than unanimous written consent of stockholders to those stockholders as of the record date for the action by consent who have not consented and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. This Information Statement serves as the notice required by Section 228(e) of the DGCL.

PRINCIPAL TERMS OF THE NEVADA REINCORPORATION

Our board of directors has unanimously approved, and recommended that our stockholders approve, the Nevada Reincorporation, pursuant to which the Company would be converted from a corporation organized under the laws of the State of Delaware to the Nevada Corporation, and adopt the Nevada Reincorporation Resolution included as Appendix A to this Information Statement.

The Nevada Reincorporation will be effected through a conversion pursuant to Section 266 of the DGCL, and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (“NRS”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Appendix B to this Information Statement.

Through the adoption of the Plan of Conversion, upon the Nevada Reincorporation:

•	The Company will continue in existence as a Nevada corporation and will continue to operate our business under the current name, “King Resources, Inc.” The corporate existence of King Resources, Inc. will not cease at any time.

•	The internal affairs of the Company will cease to be governed by Delaware law and will instead be subject to Nevada law. See “What Changes After Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.

•	The Company will cease to be governed by the Delaware Charter, which is included as Appendix C to this Information Statement, and the Delaware Bylaws, which are included as Appendix D to this Information Statement, and will instead be subject to the provisions of the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws”), forms of which are included as Appendix E and Appendix F, respectively, to this Information Statement. See “What Changes After Nevada Reincorporation?—Certain Differences Between the Delaware Charter and Bylaws and Nevada Charter and Bylaws” below.

•	The Nevada Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Nevada Reincorporation).

•	Each outstanding share of our Common Stock will be automatically converted into one outstanding share of Common Stock of the Nevada Corporation pursuant to the Plan of Conversion.

•	Each outstanding share of our Series C Preferred Stock will be automatically converted into one outstanding share of the Series C Preferred Stock of the Nevada Corporation pursuant to the Plan of Conversion.

•	Stockholders will not need to exchange their existing stock certificates or book entry entitlements for new stock certificates or book entry entitlements, respectively.

•	Each outstanding restricted stock award, restricted stock unit (including performance units), option or right to acquire shares of our Common Stock will continue in existence and automatically become a restricted stock award, restricted stock unit, option or right to acquire an equal number of shares of Common Stock of the Nevada Corporation under the same terms and conditions.

•	Our Common Stock will continue to be traded on OTC Markets under the symbol “KRFG.” We do not expect any interruption in the trading of our Common Stock as a result of the Nevada Reincorporation.

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In connection with the Nevada Reincorporation, the Company intends to make filings with the Secretary of State of Nevada and the Secretary of State of Delaware and does not anticipate making any other filings to effect the Nevada Reincorporation. Nonetheless, we may face legal challenges to the Nevada Reincorporation, including, among others, stockholder challenges under Delaware law, seeking to delay or prevent the Nevada Reincorporation.

The Nevada Reincorporation may be delayed by our board of directors, or the Plan of Conversion may be terminated and abandoned by action of our board of directors, at any time prior to the effectiveness of the conversion (the “Effective Time”), if our board of directors determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its stockholders.

THE BOARD OF DIRECTORS’ EVALUATION OF THE NEVADA REINCORPORATION

At a meeting held on May 12, 2026, our board of directors met to discuss a number of matters, including a potential reincorporation by the Company and an appropriate process by which our board of directors could evaluate whether the Company should undertake a reincorporation.

At that meeting, after discussion and consideration, our board of directors unanimously approved the Nevada Reincorporation and recommended that our stockholders approve the Nevada Reincorporation (including the Plan of Conversion, Nevada Charter and Nevada Bylaws) and adopt the Nevada Reincorporation Resolution.

On May 12, 2026, the stockholders approved the Nevada Reincorporation (including the Plan of Conversion, Nevada Charter and Nevada Bylaws) and adopted the Nevada Reincorporation Resolution by written consent in lieu of a meeting.

REASONS FOR THE NEVADA REINCORPORATION

Our board of directors believes that there are several reasons the Nevada Reincorporation is in the best interests of the Company and its stockholders.

Our board of directors determined that it is important for the Company to be able to operate with agility during this period of its business and that it would be competitively advantageous for the Company to have a predictable, statute-focused legal environment during a time of rapid business change. The board of directors considered Nevada’s statute-focused approach to corporate law and other merits of Nevada law and determined that Nevada’s approach to corporate law is likely to foster more predictability than Delaware’s approach. Among other things, the Nevada statutes codify the fiduciary duties of directors and officers, which decreases reliance on judicial interpretation and promotes stability and certainty for corporate decision-making. The evaluation committee and our board of directors also considered the increasingly litigious environment in Delaware, which has engendered less meritorious and costly litigation and has the potential to cause unnecessary distraction to the Company’s directors and management team and potential delay in the Company’s response to the evolving business environment. The evaluation committee and our board of directors believe that a more predictable legal environment will better permit the Company to respond to emerging business trends and conditions as needed.

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CERTAIN RISKS ASSOCIATED WITH THE NEVADA REINCORPORATION

Although our board of directors believes that the Nevada Reincorporation is in the best interests of the Company and its stockholders, there can be no assurance that the Nevada Reincorporation will result in all or any of the benefits described in this Information Statement, including the benefits of or resulting from incorporation in Nevada or the application of Nevada law to the internal affairs of the Company.

For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the board of directors and executive officers under Delaware and Nevada law, see “What Changes After Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.

Certain Differences Between Delaware and Nevada Law

Although our board of directors believes that the rights of stockholders under the DGCL and the NRS are substantially the same, the DGCL and Delaware case law collectively are different in certain respects than the NRS and existing Nevada case law in ways that may affect the rights of our stockholders. Please see the Company’s summary of certain differences in the section titled “What Changes After Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law.” For instance, as further explained in the Company’s summary below, under the NRS, a stockholder may inspect a Nevada corporation’s articles of incorporation, bylaws and stock ledger, subject to certain limitations, if such stockholder holds at least 5% of the outstanding shares of stock of the Nevada corporation or has been a holder of shares for at least six months. In addition, the NRS provides that a stockholder may inspect the books of account and financial statements of a Nevada corporation if such stockholder holds at least 15% of the outstanding shares of stock of the Nevada corporation; however, these additional inspection rights are generally not available for stockholders of publicly traded companies. The DGCL, by comparison, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. Thus, it is possible that some of our stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Nevada Reincorporation.

In addition, the NRS expressly permits directors and officers to consider all relevant facts, circumstances, contingencies or constituencies, including approving or taking an action that factors in the interests of stakeholders other than the corporation’s stockholders, such as employees, suppliers and the community. Under Delaware law, by comparison, there is no express statutory authority to consider such interests, and fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders unless the corporation is specifically incorporated as a public benefit corporation. As a result, as a Nevada corporation, it is possible that our directors and officers may consider the interests of other constituencies in a manner different from what Delaware law may require.

Our board of directors has identified certain other areas where the law in Nevada differs in some respect from that of Delaware. These are generally procedural in nature. The most potentially important area is related to antitakeover protections. Both Delaware and Nevada permit a range of antitakeover defenses, including poison pills. Both have prohibitions on business combinations with “interested” stockholders owning certain proportions of the outstanding shares, though they apply at different ownership thresholds and have differing moratorium periods: 15% of the voting power of the outstanding voting stock for three years in Delaware and 10% of the voting or investment power of the outstanding voting stock for up to four years in Nevada. Both allow for classified boards of directors, though there are different default standards for director removal: in Delaware, unless the certificate of incorporation provides otherwise, directors on a classified board may only be removed for cause and by the holders of at least a majority of the voting power of the outstanding shares entitled to vote at an election of directors, and in Nevada, there is no distinction between removals for cause and removals without cause, and a two-thirds vote is generally required to remove any director. Another potential area of difference involves cash-out merger transactions (i.e., when one company buys another company and pays the stockholders of the bought company in cash) and directors’ obligations: in such transactions, the NRS allows directors to consider all relevant facts, circumstances, contingencies or constituencies, which may include the interests of stakeholders other than stockholders. Delaware law, at least in certain circumstances, requires directors to accept the highest price reasonably available, although in many circumstances they are allowed, as directors of a Nevada corporation would be, to “just say no” to a potential transaction and consider the long-term interests of the corporation and its stockholders.

Finally, there are various important common law doctrines under Delaware law that have not been adopted by Nevada courts or adopted in the Nevada statutes.

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Transaction Costs and Litigation Risk

We have incurred and will incur certain costs in connection with the Nevada Reincorporation, including certain filing fees and legal and other transaction costs. We believe a majority of the costs related to the transaction have already been incurred or will be incurred in connection with the delivery of this Information Statement to stockholders regardless of whether the Nevada Reincorporation is ultimately completed. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Nevada Reincorporation.

It is also possible that the Nevada Reincorporation, regardless of merit, results in litigation, with additional expense and distraction for the Company. Further, if a court determines that any such litigation has merit, we may be required to pay substantial monetary damages or attorneys’ fees.

WHAT CHANGES AFTER NEVADA REINCORPORATION?

The Nevada Reincorporation will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Nevada Reincorporation, we will be governed by the NRS instead of the DGCL, and we will be governed by the Nevada Charter and the Nevada Bylaws instead of the Delaware Charter and the Delaware Bylaws. Copies of the Delaware Charter and Delaware Bylaws are included as Appendix C and Appendix D, respectively, to this Information Statement, and copies of the Nevada Charter and Nevada Bylaws are included as Appendix E and Appendix F, respectively, to this Information Statement.

Certain Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws

The Nevada Charter and the Nevada Bylaws have been drafted with an intent to parallel the Delaware Charter and the Delaware Bylaws to the extent legally possible. However, there are differences between what your rights are under Delaware law and what they will be under Nevada law. In addition, there are differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws as they will be in effect after the Nevada Reincorporation, particularly with respect to changes (i) that are required by Nevada law or (ii) that are necessary in order to preserve the current rights of stockholders and powers of the board of directors following the Nevada Reincorporation. The following discussion is a summary of certain differences between the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. This summary does not cover all the differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws. This summary is subject to the complete text of the relevant provisions of the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. We encourage you to read those documents carefully.

Provision	Delaware	Nevada
Charter Regarding Limitation of Liability of Directors and Officers	The Delaware Charter provides that, to the fullest extent permitted by the DGCL, a director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (c) for the payment of unlawful dividends, stock repurchases or redemptions; or (d) for any transaction in which the director received an improper personal benefit.	The NRS, which the Nevada Charter follows, provides that directors and officers are not individually liable to the Company, its stockholders or creditors, unless the presumption of Nevada’s codified “business judgment rule” has been rebutted and it is proven that such person has breached such person’s fiduciary duties as a director or officer and such breach involved intentional misconduct, fraud or a knowing violation of law. Note that Nevada law, which covers both directors and officers, does not categorically exempt breaches of duty of loyalty from exculpation. Liability of directors for improper payment of dividends is subject to the same exculpatory standard applicable to other liabilities.

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Provision	Delaware	Nevada
Bylaws Regarding Forum Adjudication for Disputes	Under the Delaware Bylaws, the Delaware Court of Chancery is the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, stockholder, officer or other employee of the Company to the Company or the Company’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the DGCL or the Delaware Charter or Delaware Bylaws, or (4) any action asserting a claim governed by the internal affairs doctrine. The Delaware Bylaws further provide that the federal district courts of the United States of America are the sole and exclusive forum for the resolution of any claim asserting a cause of action under the Securities Act of 1933, as amended, against any person in connection with any offering of the Company’s securities.	Under the Nevada Bylaws, the Eighth Judicial District Court of the State of Nevada, in Clark County, Nevada shall be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, stockholder, officer or other employee of the Company to the Company or the Company’s stockholders, (3) any action asserting a claim pursuant to any provision of the NRS or the Nevada Charter or Nevada Bylaws, including any internal action (as defined in NRS 78.046), or (4) any action asserting a claim governed by the internal affairs doctrine. The Nevada Bylaws further provide that the federal district courts of the United States of America are the sole and exclusive forum for the resolution of any claim asserting a cause of action under the Securities Act of 1933, as amended, against any person in connection with any offering of the Company’s securities.

Bylaws Regarding Proxies	Under the DGCL and the Delaware Bylaws, no proxy authorized by a stockholder shall be valid after three years from the date of its execution unless the proxy provides for a longer period.	The Nevada Bylaws provide that no proxy shall be voted or acted upon after six months from its date, unless the proxy provides for a longer period, which may not exceed seven years unless the proxy is deemed irrevocable pursuant to the applicable provisions of the NRS.

Bylaws Regarding Officers	The officers of the Company shall consist of a chief executive officer and a secretary. The Company may have such other officers at the discretion of the board of directors.	The officers of Company shall consist of a president, treasurer and a secretary, or the equivalents of such offices. The Company may have such other officers at the discretion of the board of directors.

Bylaws Regarding Notice of Stockholders’ Meetings	Under the Delaware Bylaws, a notice of a stockholders’ meeting must state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders may be deemed present in person and vote at the meeting, the record date for the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called.	Under the Nevada Bylaws, a notice of a stockholders’ meeting must state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders may be deemed present in person and vote at the meeting, the record date for the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called. The Nevada Bylaws further provide that (i) if a proposed plan of merger, conversion or exchange is to be submitted to a vote at the meeting, the notice of the meeting must state that one of the purposes of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan; and (ii) if a proposed action creating dissenter’s rights is to be submitted to a vote at the meeting, the notice of the meeting must state that the stockholders are or may be entitled to assert dissenter’s rights under the applicable provisions of the NRS and be accompanied by a copy of the applicable statutory provisions.

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Provision	Delaware	Nevada
Charter and Bylaws Regarding Removal of Directors	The Delaware Charter and the Delaware Bylaws provide that any director may be removed at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares then entitled to vote for the election of directors, except that when the board of directors is classified, any director may only be removed from office for cause.	The Nevada Charter and the Nevada Bylaws provide that any director may be removed from office at any time, with or without cause, in accordance with the NRS. Under the NRS, a director may only be removed by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

Bylaws Regarding Committees	Under the DGCL and the Delaware Bylaws, a committee of the board of directors shall not have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Company.	The NRS, and therefore, the Nevada Bylaws, do not contain a similar limitation on the authority of board committees.

Bylaws Regarding Acquisition of Controlling Interest Statutes	The Delaware Bylaws do not contain a similar provision, and the DGCL does not contain provisions similar to the NRS relating to the acquisition of controlling interests.	The Nevada Bylaws provide that the provisions of the NRS relating to acquisitions of controlling interests in the Company do not apply to the Company or to any acquisition of shares of the Company’s capital stock. Please see the Company’s summary of the Nevada acquisition of controlling interest statutes in the section titled “Acquisition of Controlling Interests.”

Anti-Takeover Implications of the Nevada Reincorporation

The Nevada Reincorporation is not being effected to prevent a sale of the Company, nor is it in response to any present attempt known to our board of directors to acquire control of the Company or obtain representation on our board of directors. Moreover, as of the date of this Information Statement, Mr. Lee beneficially owns approximately 97.2% of the voting power of the Company’s capital stock, and accordingly currently have the ability to discourage, delay, or prevent any attempt to acquire control of the Company. Nevertheless, certain effects of the Nevada Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law.

Delaware law and the Delaware Charter and Delaware Bylaws contain provisions that may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by our board of directors can be opportunistically timed to take advantage of an artificially depressed stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction. In contrast, transactions approved by our board of directors may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation and the most effective deployment of corporate assets.

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Our board of directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to stockholders, providing them with considerable value for their shares. However, our board of directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give our board of directors the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value. Accordingly, the Delaware Charter and Delaware Bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.

Nevada law includes some additional features that may deter hostile takeover attempts. The Nevada Charter contains certain anti-takeover provisions similar to those set forth in the Delaware Charter; both the Delaware Charter and Nevada Charter allow our board of directors alone to fill any directorship vacancies and to set the size of the board of directors. Notwithstanding these similarities, there are certain differences between Nevada and Delaware law which could have a bearing on unapproved takeover attempts. For example, as discussed in greater detail below, the NRS regulates certain business combinations with “interested stockholders” more stringently than the DGCL does in certain respects. Additionally, when a Nevada corporation has a classified board, directors may be removed with or without cause, unlike in Delaware where cause is generally required for removal. Under Nevada law, the default stockholder voting standard for the removal of directors is sixty-six and two-thirds percent (66 2/3%) of the outstanding voting power, while under Delaware law the default standard is a majority of the outstanding stockholder voting power. Nevada also has a statute regulating the acquisition of certain “control shares” that can inhibit certain takeover attempts, but the Company has elected to opt out of the application of that statute in the Nevada Bylaws.

Our board of directors may in the future propose other measures designed to address hostile takeovers apart from those discussed in this Information Statement, if warranted from time to time in the judgment of our board of directors.

Certain Differences in Stockholder Rights under Delaware and Nevada Law

The rights of our stockholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Nevada Reincorporation, the rights of our stockholders will be governed by the NRS, the Nevada Charter and the Nevada Bylaws.

The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Company following completion of the Nevada Reincorporation. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL as well as the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.

Increasing or Decreasing Authorized Capital Stock

The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares of a class or series of the corporation’s capital stock and correspondingly effect a forward or reverse split of the outstanding shares of such class or series (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who collectively hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision.

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Classified Board of Directors

The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, the stockholders elect only one class each year, and each class would have a term of office of three years. The NRS also permits any Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually.

Currently, both the Delaware Charter and Nevada Charter provide that all directors shall be elected at each annual meeting of stockholders. However, the Delaware Charter provides that, from and after the first date on which the outstanding shares of the Company’s Class B Common Stock represent less than a majority of the total voting power of the then outstanding shares of the Company entitled to vote generally in the election of directors (the “Voting Threshold Date”), our board of directors will be classified into three classes. The Nevada Charter contains a substantially similar provision.

Cumulative Voting

Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also does not generally grant stockholders cumulative voting rights but permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.

The Delaware Charter does not provide for cumulative voting in the election of directors. Similarly, the Nevada Charter does not provide for cumulative voting.

Vacancies

Under both the DGCL and the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

Removal of Directors

Under the DGCL, the holders of a majority of the voting power of the outstanding shares entitled to vote at an election of directors may vote to remove any director or the entire board with or without cause unless (i) the board is a classified board, in which case (unless the certificate of incorporation otherwise provides) directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. The NRS requires the vote of the holders of at least two-thirds (2/3) of the voting power of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds of the voting power, but not lower. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause.

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Fiduciary Duties and Business Judgment

Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike some other jurisdictions, including Delaware, fiduciary duties of directors and officers are codified. As a matter of statute, directors and officers, in making business decisions, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation. In performing such duties, directors and officers may exercise their business judgment in reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Nevada law extends the statutory protection for reliance on such persons to corporate officers unless otherwise waived.

Flexibility for Decisions, Including Takeovers

Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are generally granted the benefits of the protections of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the protections of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat; however, the NRS clarifies that this heightened standard does not apply to (i) actions that only affect the time of the exercise of stockholders’ voting rights or (ii) the adoption or signing of stockholder rights plans commonly referred to as “poison pills”.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent or subjected to bankruptcy proceedings.

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The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. Delaware law generally provides that the purpose of directors’ and officers’ fiduciary duties is to advance the best interests of the corporation and its stockholders, although in many circumstances, directors and officers can take into account a range of factors in advancing those interests. In a number of cases and in certain situations, however, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

Limitation on Personal Liability of Directors and Officers

The DGCL and the NRS each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director’s or officer’s fiduciary duty, subject to the differences discussed below.

The DGCL precludes liability limitation for directors and executive officers for breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. Under the NRS, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule, as codified in NRS 78.138(3), must be rebutted and it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not treat as categorically excluded from its protections breaches of the duty of loyalty or transactions from which a director derives an improper personal benefit. Personal liability of directors for distributions made in violation of the NRS is limited by the same standard. Both the DGCL and the NRS permit limitation of liability for both directors and officers, though the NRS expressly also applies this limitation with respect to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute as a default. Under Delaware law, the exculpation of officers (namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in a company’s most recent SEC filings) is authorized only in connection with direct claims brought by stockholders, including class actions. Delaware law does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

As described above, the NRS provides broader protection from personal liability for directors and officers than the DGCL. Both the Delaware Charter and the Nevada Charter provide a limitation to director liability to the fullest extent permitted by Delaware and Nevada law, respectively. The Delaware Charter does not currently provide for exculpation of officers, whereas the Nevada Charter does, in accordance with Nevada law.

Indemnification

The DGCL and the NRS each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking such statutory indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity under the statutory mechanism may also be indemnified if he or she would not be liable for breach of his or her fiduciary duties under Nevada’s statutory test. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

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In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person pursuant to the statutory mechanism if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party under the relevant discretionary statutory mechanism unless the party has been successful on the merits or otherwise in defense of the action, suit or proceeding or the corporation decides that indemnification is proper. Under the DGCL, the corporation, through its stockholders, disinterested directors or independent legal counsel, will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the indemnification mechanism available under the NRS, the corporation, through its stockholders, disinterested directors or independent counsel, must determine that the indemnification is proper.

The indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

Both the Delaware Bylaws and the Nevada Bylaws provide for indemnification to the fullest extent permitted by the applicable laws.

Advancement of Expenses

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. The Delaware Bylaws provide that the Company shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorneys’ fees) incurred by any officer or director of the Company, upon receipt of a written request and an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under the Delaware Bylaws or otherwise. The Delaware Bylaws further provide that the Company may pay the expenses incurred by former directors and officers or other current or former employees or agents of the Company or by persons currently or formerly serving in certain roles at the request of the Company, in certain covered proceedings in advance of their final disposition; upon such terms and conditions, if any, as the Company deems appropriate.

Under the NRS, unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay the expenses of officer and directors in advance of the final disposition of an action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation. The Nevada Bylaws are substantially similar to the Delaware Bylaws with respect to the advancement of expenses.

Director Compensation

The DGCL does not have a specific statute on the fairness of director compensation. In contrast, the NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is be presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

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Action by Written Consent of Directors

Both the DGCL and NRS provide that, unless the certificate or articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing, provided that, in certain circumstances, the NRS permits a director to abstain in writing from providing consent to the action.

Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit board action by written consent.

Actions by Written Consent of Stockholders

The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders as of the record date for the action by consent who did not consent in writing and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. There is no equivalent requirement under the NRS.

The NRS provides that unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its articles of incorporation or bylaws.

Until the Voting Threshold Date, neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit stockholder action by written consent. Following the Voting Threshold Date, the Delaware Charter and the Nevada Charter both provide that any action required or permitted to be taken by the Company’s stockholders must be effected at a meeting and may not be effected by written consent.

Dividends and Distributions

Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation, and Delaware law prohibits a corporation from declaring or paying a dividend, or redeeming or repurchasing shares of its stock, if the corporation is insolvent.

The NRS defines a distribution as a direct or indirect transfer of money or other property, other than the corporation’s own shares or the incurrence by the corporation of indebtedness, to or for the benefit of all holders of shares of any one or more classes or series of the capital stock of the corporation, with respect to such shares. A distribution may be in the form of a declaration or payment of a dividend, a purchase, redemption or other acquisition of shares, a distribution of indebtedness, or otherwise. The NRS provides that no distribution may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.

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The Delaware Charter and the Nevada Charter provide that any dividends paid to the holders of our Common Stock will be paid pro rata, on an equal priority basis, unless different treatment is approved by a majority of the outstanding shares of the class of Common Stock treated adversely, voting as a separate class.

Restrictions on Business Combinations

Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Section 203 of the DGCL and NRS 78.411 to 78.444, inclusive.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of a corporation are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. In general, for purposes of Section 203 of the DGCL, an “interested stockholder” is a person who, together with affiliates and associates, owns, or within the past three years did own, 15% or more of the voting power of the corporation’s outstanding voting stock.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the voting power of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time such stockholder becomes an interested stockholder, the board approves the business combination, and it is also approved at a stockholder meeting by at least two-thirds (66 2/3%) of the outstanding voting power of the voting stock not owned by the interested stockholder.

However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. The NRS imposes a moratorium of up to four years versus Delaware’s three-year moratorium on business combinations. An interested stockholder is defined as a beneficial owner of 10% or more of the voting power. The two-year moratorium can be avoided by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation’s board of directors. After the person becomes an interested stockholder, the combination must be approved by the board and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, at a meeting of the stockholders. Finally, after the two-year period, up to four years from the date the person first became an interested stockholder, a combination remains prohibited unless: (i) the combination or the transaction by which the person became an interested stockholder is approved by the board of directors before the person became an interested stockholder; (ii) the combination is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates; or (iii) the consideration to be received by the disinterested stockholders satisfies certain requirements. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL, nor will the Company opt out of the business combination provisions of NRS 78.411 to 78.444, inclusive, under the Nevada Charter. Any opt-out of the business combination provisions of the NRS must be contained in an amendment to the articles of incorporation of a Nevada corporation approved by a majority of the outstanding voting power not then owned by interested stockholders, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment. The restrictions of NRS 78.411 to 78.444, inclusive, will not apply to combinations involving Mr. Houston because he will first become an “interested stockholder” when the Company first becomes a Nevada corporation subject to those statutes, and because our board of directors is approving the Nevada Reincorporation.

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Acquisition of Controlling Interests

In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects a corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions.

Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at an annual meeting or a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one- third, (ii) one-third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares that it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to assert dissenter’s rights under NRS 92A.300 through 92A.500, inclusive, and demand payment for the fair value of such person’s shares in accordance with such statutes.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business in Nevada directly or through an affiliated corporation. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.

Corporations are entitled to opt out of the above controlling interest provisions of the NRS. In the Nevada Bylaws, the Company has opted out of these provisions.

Stockholder Vote for Mergers, Asset Sales and Other Corporate Reorganizations

Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding voting power of the shares entitled to vote. The corporation’s board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of substantially all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

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The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

In the event of certain corporate transactions, including certain mergers and asset sales, the Delaware Charter provides that the assets of the Company legally available for distribution to stockholders shall be distributed on a pro rata basis to the holders of Common Stock, unless different treatment is approved by a majority of the outstanding shares of the Class A Common Stock and the Class B Common Stock, each voting as a separate class. The Nevada Charter contains a parallel provision. In addition, both the Delaware Charter and Nevada Charter provide that the approval of holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class, is required to effect certain mergers and asset sales irrespective of the manner in which any assets of the Company are distributed to stockholders.

Appraisal or Dissenter’s Rights

In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a stockholder to receive cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date fixed to determine the stockholders entitled to act without a meeting or the stockholders entitled to notice of the meeting to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance to accept in exchange for their shares anything other than shares of stock of the surviving or resulting corporation, or of the converted entity if such entity is a corporation as a result of the conversion (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to demand an appraisal of such beneficial owner’s share and to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation or conversion. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares or (vi) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. Additionally, under the NRS, a beneficial owner of shares may assert dissenter’s rights as to shares held on such beneficial owner’s behalf only if the beneficial owner: (a) submits to the corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial owner asserts dissenter’s rights; and (b) does so with respect to all shares of which such beneficial owner is the beneficial owner or over which such beneficial owner has power to direct the vote.

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Holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20 million (exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares), and any shares issued by an open-end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, any security that satisfies the requirements of NRS 92A.390(1) at the time the corporate action becomes effective, or any combination thereof. The exception is also unavailable in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation and (ii) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. The Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.

The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.

Special Meetings of Stockholders

The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.

Under the Delaware Charter and Delaware Bylaws, a special meeting of stockholders may be called only by the President or when requested in writing by shareholders holding at least 10% of the Corporation’s stock having the right and entitled to vote at such meeting. A meeting requested by shareholder shall be called by President for a date not less than 10 nor more than 60 days after the request is made. Only business within the purposes described in the meeting notice may be conducted at a special shareholders’ meeting. The Nevada Charter and the Nevada Bylaws provide that a special meeting of stockholders may be called only by (i) a majority of our whole board of directors, (ii) the chairman of our board of directors, (iii) our Chief Executive Officer, (iv) our President (in the absence of a Chief Executive Officer) or (v) prior to the Final Conversion Date (as defined below), the holders of at least 30% of voting power of the Common Stock, voting together as a single class and in compliance with the Delaware Bylaws.

Annual Meetings Pursuant to Petition of Stockholders

The DGCL provides that a director or a stockholder of a corporation may apply to the Delaware Court of Chancery if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.

Under the NRS, stockholders having not less than 15% of the voting power may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

20

Adjournment of Stockholder Meetings

Under the DGCL, if a meeting of stockholders is adjourned and the adjournment is for more than 30 days, or if after the adjournment a new record date to determine stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies

Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. The DGCL provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable, but the proxy is irrevocable only for so long as it is coupled with an interest sufficient in law to support an irrevocable power, including interests specified in the NRS.

Quorum and Voting

The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the voting power of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the voting power of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series or classes or series is required, a majority of the outstanding voting power of the shares of such class or series or classes or series shall constitute a quorum entitled to take action with respect to the vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present at the meeting shall be the act of such class or series or classes or series.

Under the DGCL, a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board. The Delaware Bylaws provide that unless otherwise required by law, the Delaware Charter, the Delaware Bylaws or the rules of any applicable stock exchange, the holders of shares representing a majority of the voting power of the Company’s capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. The Delaware Bylaws provide that, except as otherwise required by law, the Delaware Charter or the Delaware Bylaws, the directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The Delaware Bylaws also provide that, except as otherwise provided by law, the Delaware Charter, the Delaware Bylaws or the rules of any applicable stock exchange, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.

21

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote. The Nevada Bylaws contain quorum and voting provisions substantially similar to those in the Delaware Bylaws.

Stockholder Inspection Rights

The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder. Stockholders or beneficial owners seeking to inspect books and records to investigate wrongdoing must also state a credible basis to infer wrongdoing.

Inspection rights under Nevada law are more limited. NRS 78.105 grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand, the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of record of the corporation, showing their places of residence, if known, and the number of shares held by them, respectively. Nevada law further provides that a corporation is not required to keep a list of any person who is a beneficial owner of any shares who is not simultaneously the stockholder of record of such shares. Any stockholder or other person making a demand under NRS 78.105 must furnish an affidavit to the corporation stating that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that the stockholder or other person has not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such sale or offer for sale.

In addition, NRS 78.257 grants certain stockholders the right to inspect the books of account and financial statements of a corporation for any purpose related to the stockholder’s interest as a stockholder. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder of record who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. Any person making such a demand shall furnish an affidavit to the corporation stating that the inspection is not desired for any purpose not related to his or her interest as a stockholder. Further, as a condition to such inspection right, the board of directors may require the stockholder and each other person exercising such right to enter into and comply with a confidentiality agreement having such terms and scope as are reasonably related to protecting the legitimate interests of the corporation. However, the inspection rights discussed in this paragraph do not apply to any corporation, such as the Company, that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

22

Business Opportunities

Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders. Neither the Delaware Charter nor the Nevada Charter renounces any interest or expectancy in business opportunities.

Franchise Tax Savings and Filing Fees

The Company’s current status as a Delaware corporation physically located in Hong Kong requires the Company to comply with franchise tax obligations in both Delaware and Hong Kong. For the most recent franchise tax period, the Company paid approximately $9,319 in franchise taxes to the state of Delaware, which will no longer be required to be paid if the Nevada Reincorporation is completed. If the Nevada Reincorporation is completed, our current annual fees in Nevada will consist of an annual state business license fee of $500 and the fee for filing the Company’s annual list of directors and officers based on the number of authorized shares and their par value, currently equal to $2,025.

The Company will continue to pay annual filing fees to qualify as a foreign jurisdiction in California, and there are certain immaterial fees associated with effecting the Nevada Reincorporation via conversion that the Company will be required to pay.

Certain Matters That Will Not Change After Nevada Reincorporation

Apart from being governed by the Nevada Charter, Nevada Bylaws and the NRS, upon completion of the Nevada Reincorporation, the Company will continue to exist, without interruption, in the form of a Nevada corporation. By virtue of the Nevada Reincorporation, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, the Nevada Corporation will have all debts, liabilities and duties of the Company and the same may be enforced against the Nevada Corporation.

No Change in Business, Jobs or Physical Location

The Nevada Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Nevada Reincorporation). We are a virtual first company, but intend to maintain our corporate headquarters in California.

Our management, including all directors and officers and the positions they respectively hold, will be unchanged as a result of the Nevada Reincorporation. To the extent that the Nevada Reincorporation will require the consent or waiver of a third party, the Company will use commercially reasonable effects to obtain such consent or waiver before completing the Nevada Reincorporation. The Company does not expect that any such required consent will impede its ability to reincorporate to Nevada. The Nevada Reincorporation will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Nevada Corporation.

23

No Securities Law Consequences

We will continue to be a publicly held company following completion of the Nevada Reincorporation, and our Class A Common Stock would continue to be listed on OTC Markets and traded under the symbol “KRFG.” The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the Common Stock as a result of the Nevada Reincorporation. We and our stockholders will be in the same respective positions under the federal securities laws after the Nevada Reincorporation as we and our stockholders were prior to the Nevada Reincorporation.

No Material Accounting Implications

Effecting the Nevada Reincorporation will not have any material accounting implications.

No Exchange of Stock Certificates Required

Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of the Company’s Common Stock and Series C Preferred Stock will automatically be converted into one share of the Nevada Corporation’s Common Stock and Series C Preferred Stock, as applicable, and any stock certificates you then hold will represent the same number of shares of the Nevada Corporation as they represented of the Company immediately prior to the Effective Time.

Appraisal Rights

Holders of our Common Stock are not entitled to appraisal rights with respect to the Nevada Reincorporation described in this Information Statement.

24

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock, as of May 31, 2026, for: (i) each of our named executive officers; (ii) each of our directors; (iii) all of our current executive officers and directors as a group; and (iv) each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table will have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o King Resources, Inc., Unit 1813, 18/F, Fo Tan Industrial Centre, 26-28 Au Pui Wan Street, Fo Tan, Hong Kong.

	Common Stock Beneficially Owned		Series C Preferred Stock Owned
Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Common Equity (1)	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Series C Preferred Equity (1)
WONG Nga Yin Polin	–	–	–	–
LAU Ping Kee	–	–	–	–
All executive officers and directors as a Group (2 persons)	–	–	–	–

5% or Greater Stockholders:
Silver Bloom Properties Limited (2)	1,333,334	12.254%	–	–
TRX Fundco Inc. (3)	-	-	–	–
Lee Ying Chiu Herbert (4)	–	–	30,000,000	100%
All 5% or Greater Stockholders	1,333,334	12.254%	30,000,000	100%

________________

(1)	Applicable percentage ownership is based on 10,881,149 shares of common stock outstanding as of May 31, 2026, together with securities exercisable or convertible into shares of common stock within 60 days of May 31, 2026. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of May 31, 2026, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Lung Yuen is the sole shareholder and director of Silver Bloom Properties Limited.
(3)	Kevin Price is the Chief Executive Officer of TRX Fundco Inc.
(4)	Lee Ying Chiu Herbert holds 30,000,000 shares of our Series C Preferred Stock. Each one share of Series C Preferred Stock converts into 100 shares of common stock of the Company at the election of the holder, subject to equitable adjustments.

25

Delivery of Documents to Security Holders Sharing an Address

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 1800 Owens Street San Francisco, California 94158.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the stockholders of the Company only for information purposes in connection with the Majority Stockholders’ approval of the Nevada Reincorporation, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company.  These forward- looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results and objectives.  For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the Securities and Exchange Commission.

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GENERAL INFORMATION

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. KRFG will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company’s common stock.

The Company will deliver only one Information Statement to multiple security holders sharing an address unless KRFG has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered.  You should direct any such requests to the following address: c/o King Resources, Inc., Unit 1813, 18/F, Fo Tan Industrial Centre, 26-28 Au Pui Wan Street, Fo Tan, Hong Kong, Attn: Secretary. The Secretary may also be reached by telephone at +852 3585 8905.

ADDITIONAL AND AVAILABLE INFORMATION

The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website (www.sec.gov).

Dated: May 14, 2026	By order of the Board of Directors /s/ WONG Nga Yin Polin By: WONG Nga Yin Polin Its: Chief Executive Officer, Secretary and Director

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Appendix A

UNANIMOUS WRITTEN CONSENT

IN LIEU OF A SPECIAL MEETING

OF THE BOARD OF DIRECTORS OF

KING RESOURCES, INC.

May 12, 2026

In conformity with the applicable laws of the State of Delaware, the undersigned, being all of the directors of King Resources, Inc., a Delaware corporation (the “Company”), acting by written consent without a meeting, do hereby consent to and adopt the following resolutions, said actions to have the same force and effect as if duly adopted and taken at a meeting of the Board of the Directors of the Company (the “Board”) duly called and held for such purpose on the date first set forth above, with a full quorum present and acting throughout:

Reincorporation of the Company to the State of Nevada by Conversion

WHEREAS, as part of its ongoing oversight, direction and management of the business of King Resources, Inc. (the “Company”), the Board of Directors of the Company (the “Board”) evaluated the relevant information and considerations with respect to a potential reincorporation of the Company;

WHEREAS, the Board considered various factors during its evaluation of a potential reincorporation of the Company, including the current state of Delaware law regarding reincorporation, any possible negative impacts from a potential reincorporation, the relative merits to the Company and all stockholders of various state laws, including Delaware, Nevada, Wyoming and Maryland, implications for the Company’s stockholders as to their economic, governance and litigation rights and the predictability of Nevada’s statute-based legal approach compared to Delaware’s approach;

WHEREAS, following its evaluation of a potential reincorporation of the Company, the Board, determined that a reincorporation of the Company from the State of Delaware to the State of Nevada was in the best interests of the Company and its stockholders and recommended that the Board approve a reincorporation of the Company from the State of Delaware to the State of Nevada;

WHEREAS, the Board has determined that approving and effecting a reincorporation of the Company from the State of Delaware to the State of Nevada by the conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Nevada, pursuant to and in accordance with Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (the “NRS”), and the proposed Plan of Conversion (the “Plan of Conversion”), in substantially the form attached hereto as Exhibit A (such conversion, the “Nevada Reincorporation”) and approving and adopting the Plan of Conversion and the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws” and, together with the Nevada Charter, the “Nevada Governing Documents”), substantially in the forms attached hereto as Exhibit B and Exhibit C, respectively, are in the best interests of the Company and its stockholders;

WHEREAS, pursuant to the terms of the Plan of Conversion, upon the Nevada Reincorporation, the Company will cease to be governed by the laws of the State of Delaware and its existing restated certificate of incorporation and amended and restated bylaws and will become a corporation governed by the laws of the State of Nevada (the “Converted Corporation”) and the Nevada Governing Documents;

WHEREAS, upon receipt of stockholder approval of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation, the Nevada Reincorporation will become effective at the date and time (the “Effective Time”) specified in each of (i) the articles of conversion meeting the requirements of Section 92A.205 of the NRS (the “Articles of Conversion”) to be properly executed and filed in accordance with such section and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section;

A-1

WHEREAS, at the Effective Time, (i) each share of Common Stock, par value $0.0001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Common Stock, par value $0.001 per share, of the Converted Corporation; and (ii) each share of Series C Preferred Stock, par value $0.0001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Series A Preferred Stock, par value $0.001 per share, of the Converted Corporation; and

WHEREAS, at the Effective Time, any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the Common Stock of the Company or other equity security of the Company, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of the Common Stock of the Converted Corporation or other equity securities of the Converted Corporation, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby determines that the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents are in the best interests of the Company and its stockholders and approves and adopts the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents.

RESOLVED FURTHER, that the form, terms, provisions, and conditions of the Plan of Conversion be, and the same hereby are, in all respects approved and adopted.

RESOLVED FURTHER, that, in accordance with the Plan of Conversion, at the Effective Time, the board of directors of the Converted Corporation shall consist of the same directors as the Board immediately prior to the Effective Time, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.

RESOLVED FURTHER, that, in accordance with the Plan of Conversion, at the Effective Time, WONG Nga Yin Polin shall continue to serve as the sole director of the Converted Corporation.

RESOLVED FURTHER, that the Board hereby directs that the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation be submitted for approval and adoption, respectively, by the stockholders of the Company, including by written consent in lieu of a meeting.

RESOLVED FURTHER, that the Board hereby recommends that the Company’s stockholders approve the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and adopt these resolutions.

RESOLVED FURTHER, that upon receipt of stockholder approval of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the adoption of these resolutions, the officers of the Company (together, the “Authorized Officers” and each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action by the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Nevada Reincorporation, including, without limitation, (a) the execution and filing of the Certificate of Conversion, (b) the execution and filing of the Articles of Conversion (including the Plan of Conversion and the Nevada Charter); (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Nevada Reincorporation; (e) the submission of all required notifications to the OTC Markets or any other applicable stock exchange; and (f) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Nevada Reincorporation.

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RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the adoption of these resolutions, the Board or any duly authorized committee thereof may, at any time prior to the Effective Time, abandon the Nevada Reincorporation and the Plan of Conversion without further action by the stockholders of the Company.

RESOLVED FURTHER, that pursuant to the Plan of Conversion, at the Effective Time, any outstanding stock certificates that immediately prior to the Effective Time represented issued and outstanding shares of Common Stock or Series C Preferred Stock of the Company shall be deemed for all purposes to evidence ownership of and to represent shares of Common Stock or Series C Preferred Stock, as applicable, of the Converted Corporation.

RESOLVED FURTHER, that notwithstanding the foregoing resolutions, any shares of Common Stock or Series C Preferred Stock of the Converted Corporation may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer.

Related Stockholder Matters

Record Date

RESOLVED, that the close of business on May 12, 2026, be, and it hereby is, fixed as the record date for determining the stockholders of record of the Company entitled to consent to the Nevada Reincorporation without a meeting.

Information Statement Materials

RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized and directed on behalf of the Company and in its name to take any and all actions deemed necessary and appropriate to prepare an information statement and a notice of stockholder action by written consent as required by Section 228(e) of the DGCL and any and all related documents which such officers shall determine necessary or desirable in connection with the Nevada Reincorporation (collectively, the “Information Statement Materials”).

RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized and directed on behalf of the Company and in its name to file such Information Statement Materials, as applicable, with the Securities and Exchange Commission (the “SEC”), together with any and all amendments and supplements thereto which such Authorized Officers shall determine to be necessary or appropriate, with the approval and authorization thereof to be conclusively evidenced by the execution or filing of such amendments or supplements.

RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to mail or cause to be mailed or otherwise furnished or made available to the stockholders all documents as shall be necessary or advisable in connection with the Nevada Reincorporation, including, without limitation, the Information Statement Materials.

Securities and Exchange Commission

RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to take any action to prepare or cause to be prepared and to file or cause to be filed with the SEC and to prepare, execute and file any and all documents, applications, statements, reports, registrations, schedules, documents, information or filings and other papers and instruments (and any amendments or supplements thereto), which may be required from time to time by applicable law or regulation or by applicable authorities in connection with the foregoing resolutions or related or incidental thereto, including, without limitation, the Information Statement Materials and one or more Current Reports on Form 8-K to report any of the matters contemplated by the foregoing resolutions by the Company and any and all additional documents and information required to be filed therewith, as shall be deemed necessary or advisable under the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, and any appropriate self-regulatory commissions or state securities commissions. Executive Officers

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RESOLVED, that, in accordance with the Plan of Conversion, from and after the Effective Time, the “executive officers” of the Converted Corporation under Rule 3b-7 of the Exchange Act and “officers” of the Converted Corporation for purposes of Section 16 of the Exchange Act shall consist of the same “executive officers” and “officers,” as applicable, as of immediately prior to the Effective Time, as set forth below:

•	WONG Nga Yin Polin, Chief Executive Officer, Chief Financial Officer, Secretary

Amendment of Equity Instruments and Employment Agreements to Account for Nevada Reincorporation

WHEREAS, the Company maintains and sponsors certain equity incentive-related plans, sub-plans and agreements (the “Equity Plans”), including but not limited to those listed in Exhibit D hereto, providing for the grant or award of equity awards covering the right to purchase shares and other rights to acquire shares of the Class A Common Stock of the Company as provided for in the applicable Equity Plan (collectively, “Awards”) to eligible participants of the Equity Plans including employees, directors and consultants;

WHEREAS, the Company maintains and sponsors certain benefits and compensation arrangements, policies, programs and agreements (including all administrative and service agreements thereunder) (the “Benefits Plans”), including but not limited to those listed in Exhibit D hereto;

WHEREAS, the Board has determined that in connection with and contingent upon the Nevada Reincorporation it is in the best interests of the Company and its stockholders for the Converted Corporation to assume the Equity Plans and the Benefits Plans, including for purposes of granting future awards and benefits thereunder, and to assume all outstanding Awards under the Equity Plans; and

WHEREAS, the Board has determined that in connection with the assumption of the Equity Plans and Awards, the following adjustments shall be made on a one-to-one-basis under each Equity Plan, and the relevant kind of shares subject to Awards shall be adjusted to relate to the Converted Corporation: (i) the maximum number of shares reserved for issuance under the Equity Plan, (ii) the number of Awards that can be granted to any one individual participant in any calendar year, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Equity Plan, and (iv) the price for each share subject to any outstanding Awards under the Equity Plan.

NOW, THEREFORE, BE IT RESOLVED, that contingent upon and effective as of the consummation of the Nevada Reincorporation, the Board hereby authorizes, directs and approves the assumption by the Converted Corporation of the Equity Plans and the Benefits Plans, and the transfer of sponsorship of the Benefit Plans to the Converted Corporation.

RESOLVED FURTHER, that upon the assumption of the Equity Plans, the number of shares of Common Stock reserved for future issuance under the Equity Plans and the maximum number of shares of Common Stock reserved for issuance under the Equity Plans shall be adjusted to reflect the Nevada Reincorporation on a one-to-one basis, and such shares shall be shares of Common Stock of the Converted Corporation.

RESOLVED FURTHER, that upon the assumption of the Equity Plans, the number of Awards that can be granted to any one individual participant in any calendar year under an Equity Plan shall be adjusted to reflect the Nevada Reincorporation on a one-to-one basis.

RESOLVED FURTHER, that upon the assumption of the Equity Plans, the exercise price (if any) of all outstanding and unexercised Awards and the number of shares subject to each outstanding Award shall be adjusted to reflect the Nevada Reincorporation on a one-to-one basis.

RESOLVED FURTHER, that the Board hereby authorizes and approves the assumption by the Converted Corporation of all outstanding Awards and hereby reserves a sufficient number of shares of Common Stock of the Converted Corporation under the Equity Plans for issuance upon exercise of such Awards on a one-to-one basis.

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RESOLVED FURTHER, that contingent on the consummation of the Nevada Reincorporation and following the Nevada Reincorporation, (i) all references to the “Company” in the Equity Plans and the agreements or contracts related to outstanding Awards refer to the Converted Corporation rather than the Company, (ii) all references to “Common Stock” (or similar term) of the Company refer to “Common Stock” (or similar term) of the Converted Corporation, (iii) all shares issued under the applicable Equity Plan or non-plan equity award agreement shall be Class A Common Stock of the Converted Corporation (subject to adjustment pursuant to the terms of the applicable Equity Plan or agreement), (iv) the Converted Corporation shall be entitled to grant awards covering shares of Common Stock of the Converted Corporation under the Equity Plans, subject to the terms and conditions thereto, and (v) any other changes necessary to effect the Nevada Reincorporation shall be deemed made.

RESOLVED FURTHER, that each of the assumed Awards under the Equity Plans will continue to have, and be subject to, the same terms and conditions (including, if applicable, the vesting arrangements and other terms and conditions set forth in the applicable Equity Plan and the applicable Award agreement), except that the outstanding awards under the Equity Plans settleable in stock will be settled in shares of the Class A Common Stock of the Converted Corporation.

RESOLVED FURTHER, that contingent on the consummation of the Nevada Reincorporation, the Company hereby assigns to the Converted Corporation all rights, duties and obligations pursuant to the Equity Plans and the Benefits Plans and the Converted Corporation hereby assumes all rights, duties and obligations pursuant to the Equity Plans and the Benefits Plans and is the successor to the Company for all purposes under the Equity Plans and the Benefits Plans.

RESOLVED FURTHER, that immediately upon the assumption of each Equity Plan, the Talent and Compensation Committee of the board of directors of the Converted Corporation shall become the Administrator (as defined in such Equity Plans) of each such Equity Plan and shall have any and all authority of the Administrator and any and all authority otherwise previously assigned to the Talent and Compensation Committee of the Board by the Board with respect thereto.

RESOLVED FURTHER, that the Board acknowledges and determines that the Nevada Reincorporation does not constitute a “change of control,” “change in control, ” “other combination,” “acquisition” or similar term for purposes of the Equity Plans and Benefits Plans.

RESOLVED FURTHER, that the Board acknowledges and determines that the Nevada Reincorporation constitutes a reorganization of the Company, effected without change to ownership, and therefore no acceleration of vesting, exercisability or deliverability under the Equity Plans or Awards shall occur.

General

RESOLVED, that any and all acts, transactions, agreements or certificates previously signed on behalf of the Company by the Authorized Officers consistent with the foregoing resolutions and in furtherance thereof be, and they hereby are, approved and ratified in all respects as the true acts and deeds of the Company with the same force and effect as if each such act, transaction, agreement or certificate had been specifically authorized in advance by resolution of the Board and that the Authorized Officer did execute the same.

RESOLVED FURTHER, that the Authorized Officers and all other officers be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company and in its name, to take, or cause to be taken, any and all actions, to execute and deliver any and all agreements, certificates, assignments, instruments or other documents, and to do any and all things that, in the judgment of such officer or officers, may be necessary or advisable to effectuate the foregoing resolutions; such execution and delivery by any such officer or officers of any such agreement, certificate, assignment, instrument or other document or the doing by any of them of any such act (including the authorization of any change in any such agreement, certificate, assignment, instrument or other document) shall conclusively establish both the authority of such person so to do from the Company and the approval of the Board.

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The undersigned, by affixing their signature hereto, do hereby consent to, authorize and approve the foregoing actions in their capacity as directors of King Resources, Inc. as of the date first written above.

/s/ Wong Nga Yin Polin

Wong Nga Yin Polin

Sole Director

May _, 2026

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Appendix B

PLAN OF CONVERSION OF KING RESOURCES, INC.

This Plan of Conversion (this “Plan of Conversion”) is adopted as of May 12, 2026 to convert King Resources, Inc., a Delaware corporation (the “Converting Entity”), to a Nevada corporation to be known as “King Resources, Inc.” (the “Converted Entity”).

1. Converting Entity. The Converting Entity is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).

2. Converted Entity. The Converted Entity shall be a corporation organized under Chapter 78 of the Nevada Revised Statutes (the “NRS”). The name of the Converted Entity shall be King Resources, Inc.

3. The Conversion. The Converting Entity shall be converted to the Converted Entity (the “Conversion”) pursuant to Section 92A.195 of the NRS and Section 266 of the DGCL.

4. Filing of Conversion Documents; Effective Time. As soon as practicable following the satisfaction of the conditions set forth in Section 9, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 12, the Converting Entity shall cause (i) articles of conversion meeting the requirements of Section 92A.205 of the NRS (the “Articles of Conversion”) to be properly executed and filed in accordance with such section and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section, and otherwise make all other filings or recordings as required by the NRS or DGCL in connection with the Conversion. The Conversion shall become effective at the time designated in the Articles of Conversion and Certificate of Conversion as the effective time of the Conversion (the “Effective Time”).

5. Articles of Incorporation and Bylaws. At the Effective Time, the Articles of Incorporation and Bylaws of the Converted Entity, in the forms attached hereto as Exhibit A and Exhibit B, respectively, shall govern the Converted Entity until amended in accordance with their respective terms and applicable law.

6. Directors and Officers. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or Converted Entity, or their respective stockholders, (i) the Board of Directors of the Converted Entity will consist of the same directors as the Converting Entity as of immediately prior to the Effective Time, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; (ii) the chair of the Board of Directors of the Converting Entity and the lead independent director of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the chair of the Board of Directors of the Converted Entity and the lead independent director of the Board of Directors of the Converted Entity, respectively, each to serve at the pleasure of the Board of Directors of the Converted Entity; (iii) each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be constituted as a committee of the Board of Directors of the Converted Entity on the same terms and with the same powers and authority as the applicable committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time, and the members of each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the members of each such committee of the Board of Directors of the Converted Entity, each to serve at the pleasure of the Board of Directors of the Converted Entity; and (iv) the officers of the Converted Entity shall be the same officers as the Converting Entity as of immediately prior to the Effective Time (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; provided that, for the avoidance of doubt, in all cases, the governing laws of the state of Nevada, and not the state of Delaware, shall apply.

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7. Effect on Capital Stock of Converting Entity. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity, the Converted Entity or any other person, (i) each share of Common Stock, par value $0.0001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Common Stock, par value $0.001 per share, of the Converted Entity; and (ii) each share of Series C Preferred Stock, par value $0.0001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Series A Preferred Stock, par value $0.001 per share, of the Converted Entity. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior to the Effective Time represented issued and outstanding shares of Common Stock or Series C Preferred Stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent shares of Common Stock or Series A Preferred Stock, as applicable, of the Converted Entity and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (y) all of the issued and outstanding shares of Common Stock or Series C Preferred Stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number and class or series of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.

8. Effect on Other Securities of Converting Entity. At the Effective Time, any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the Common Stock or Series C Preferred Stock of the Converting Entity or other equity security of the Converting Entity, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of the Common Stock or Series C Preferred Stock of the Converted Entity or other equity securities of the Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time.

9. Conditions Precedent. Completion of the Conversion is subject to the following conditions:

(a) the resolution of the Board of Directors of the Converting Entity (the “Board of Directors”) approving the conversion of the Converting Entity to the Converted Entity pursuant to and in accordance with applicable law and this Plan of Conversion shall have been adopted and approved by the affirmative vote or consent of a majority of the aggregate voting power of the shares of the Common Stock or Series C Preferred Stock of the Converting Entity outstanding and entitled to vote thereon, voting together as a single class; and

(b) other than the filing of the Articles of Conversion and the Certificate of Conversion provided for under Section 4, any other regulatory or contractual approvals that the Board of Directors or any duly authorized committee thereof (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.

All of the foregoing conditions are non-waivable, except that the condition set forth in Section 9(b) may be waived by the Board of Directors or any duly authorized committee thereof, and any determination by the Board of Directors or any duly authorized committee thereof prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 9 shall be final and conclusive.

10. Effect of Conversion. From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266(h) of the DGCL and shall, for all purposes of the laws of the State of Nevada, have the effects set forth in NRS 92A.250(3).

11. Record of Conversion. A copy of this Plan of Conversion will be kept at the principal place of business of the Converted Entity and, upon the request of any stockholder of the Converting Entity, a copy of this Plan of Conversion shall promptly be delivered to such stockholder.

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12. Termination; Abandonment. At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Converting Entity as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors or any duly authorized committee thereof, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.

13. Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.

[Remainder of Page Intentionally Left Blank]

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This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.

King Resources, Inc.

By:
Name:

Its:

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Appendix C

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF

DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT

COPY OF THE RESTATED CERTIFICATE OF “KING RESOURCES, INC.”,

CHANGING ITS NAME FROM “KING RESOURCES, INC.” TO “ONESOLUTION

TECHNOLOGY INC.”, FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY

OF DECEMBER, A.D. 2023, AT 2:07 O’CLOCK P.M.

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2540765 8100	Authentication: 204946920
SR# 20234342525	Date: 12-31-23

You may verify this certificate online at corp.delaware.gov/authver.shtml

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

KING RESOURCES, INC.

(Pursuant to Sections 242 and 245 of the

General Corporation Law of the State of Delaware)

King Resources, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.That the name of this corporation is King Resources, Inc., and that this corporation was originally incorporated pursuant to the General Corporation Law on September 8, 1995, under the name Arxa International Energy, Inc.

2.That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety to read as follows:

ARTICLE ONE

The name of this corporation is King Resources, Inc. (the “Corporation”).

ARTICLE TWO

The address of the registered office of the Corporation in the State of Delaware is 16192 Coastal Highway, Lewes, Delaware, County of Sussex, postal code 19958. The name of its registered agent at such address is Harvard Business Services, Inc.

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ARTICLE THREE

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

ARTICLE FOUR

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 36,100,000,000, consisting of 36,000,000,000 shares of common stock, par value $0.0001 (the “Common Stock”), and 100,000,000 shares of preferred stock, par value $0.0001 (the “Preferred Stock”).

The following is a statement of the designations and the powers, preferences and powers and rights and the qualifications, limitations or restrictions, of the classes of the stock of the Corporation.

Preferred Stock

(a)Issuance in Series. The Preferred Stock may be issue in one or more series, consisting of such series as may be established and designated from time to time by the board of directors as hereinafter provided. The board of directors is hereby vested with authority to establish and designate any unissued shares of the Preferred Stock as additional shares of an existing series of such stock or as a new series of such stock and the voting powers, full or limited, or the absence of voting powers, and the designations, powers, preferences and relative aod other special rights and the qualifications, limitations and restrictions of the Preferred Stock of any such new series shall be such as are stated and expressed herein and, to the extent not stated and expressed herein, shall be such as may be fixed by the board of directors and stated and expressed in a resolution or resolutions adopted by the board of directors providing for the issuance of the Preferred Stock of such series. Such resolution or resolutions shall (i) specify the series to which such Preferred Stock shall belong; (ii) specify the annual rate of dividends payable on shares of such series; (iii) fix the amount which the holders of shares of such series shall be entitled to be paid in the event of any liquidation dissolution or winding up of the Corporation; (iv) state at what times and under what conditions the shares of such series shall be redeemable and the amount or amounts payable thereon in the event of redemption; and may, in a manner not inconsistent with the provisions of this Article Four (A) limit the number of shares of such series which may be issued, (B) provide for a sinking fund for the purchase or redemption, or a purchase fund for the purchase of shares of such series and the terms and provisions governing the operation of any such fund and the status as to reissuance of shares purchased or otherwise reacquired or redeemed or retired through the operation thereof, and that so long as the Corporation is in default as to such sinking or purchase fund the Corporation shall not (with such exceptions, if any, as may be provided) pay dividends upon or purchase or redeem shares of capital stock ranking junior to the Preferred Stock with respect to dividends or distribution of assets upon liquidation (referred to herein as “stock ranking junior to the Preferred Stock”), (C) impose conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issue of additional Preferred Stock or other capital stock ranking on a parity therewith or prior thereto with respect to dividends or distribution of assets upon liquidation, (D) impose conditions or restrictions upon the payment of dividends upon, or the making of other distributions to, or the acquisition of, stock ranking junior to the Preferred Stock, (E) grant to the holders of shares of such series the right to convert such shares into shares of stock ranking junior to the Preferred Stock, and (F) grant such other special rights to the holders of shares of such series as the board of directors may determine and as shall not be inconsistent with the provisions of this Article Four; and (v) specify the voting powers, full or limited, or the absence of voting powers that the holders of shares of such series shall have, provided that the holders of the shares of such series shall not have more than one vote for each such share held. The term “fixed for such series” and similar terms as used in this Article Four shall mean stated and expressed in this Article Four or in a resolution or resolutions adopted by the board of directors providing for the issue of the Preferred Stock of the series referred to therein.

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(b)Dividends. The holders of the Preferred Stock of each series shall be entitled to receive, when and as declared by the board of directors, out of any funds legally available therefor, cumulative preferential dividends, in cash, at the rate per annum fixed for such series, and no more, payable quarter yearly on the first days of January, April, July and October in each year to the stockholders of record on the date, not exceeding 40 days preceding each such dividend payment date, fixed for the purpose by the board of directors. Dividends on shares of the Preferred Stock shall accrue from the dividend payment date immediately preceding the date of issuance (unless the date of issuance shall be a dividend payment date, in which case they shall occur from the date), or from such other date or dates as may be fixed in this Article Four or by the board of directors for any series, and shall be cumulative. Each share of the Preferred Stock shall rank on a parity with each other share of the Preferred Stock, irrespective of series, with respect to preferential dividends at the respective rates fixed for such series, and no dividends shall be declared or paid or set apart for payment for the Preferred Stock of any series unless at the same tie a dividend in like proportion to the accrued and unpaid dividends upon the Preferred Stock of each other series shall be declared or paid or set apart for payment, as the case may be, on the Preferred Stock of each other series then outstanding.

(c)Dividend Restrictions on Junior Stock. So long as any shares of the Preferred Stock are outstanding, the Corporation shall not pay or declare any dividends whatsoever, whether in cash, stock or otherwise, or make any distribution on the shares of the Common Stock or any other class of stock ranking junior to the Preferred Stock in respect of dividends or distribution of assets upon liquidation, or purchase or retire or otherwise acquire for a consideration any shares of stock ranking junior to the Preferred Stock in respect of dividends or assets, unless all dividends on the Preferred Stock of all series for all past quarter yearly dividends periods shall have been paid or declared and a sum sufficient for the payment therefor set apart, and the full dividends thereon for the then current quarter yearly dividend period shall have been paid or declared.

(d)Redemption. The Corporation, at the option of the board of directors, may redeem the Preferred Stock of any series, at the time or times and on the terms and conditions fixed for such series, upon notice duly given as hereinafter provided, by paying therefor in cash the sum fixed for such series together, in each case, with an amount equal to accrued and unpaid dividends thereon. The term “accrued and unpaid dividends” as used herein with respect to the Preferred Stock of any series shall mean dividends on all outstanding shares of the Preferred Stock of such series at the rate fixed for such series, from the date or dates from which such dividends accrued to the date as of which accrued and unpaid dividends are being determined, less the aggregate amount of all dividends theretofore declared and paid or set apart for payment upon such outstanding Preferred Stock.

As least 30 and not more than 60 days’ previous notice of any such redemption of the Preferred Stock shall be mailed, addressed to the holders of record of the shares to be redeemed, at their respective addresses as the same shall appear on the books of the Corporation, and such notice may also be published in a newspaper printed in the English language and published daily for at least five days per calendar week (other than legal holidays) and of general circulation in the Borough of Manhattan, the City of New York, State of New York.

In case of the redemption of only part of the Preferred Stock of any series at the time outstanding, at the option of the board of directors such redemption shall be made pro rata or the shares of such series to be redeemed shall be chosen by lost in such manner as may be prescribed by the board of directors.

If such notice of redemption shall have been duly given by publication as aforesaid, at least 30 days prior to the redemption date, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor, then from and after the date of redemption, so designated, notwithstanding that any certificate for shares of the Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue, and all rights with respect to such shares of the Preferred Stock so called for redemption shall forthwith on such redemption date cease and terminate except only the right of the holders thereof to receive the redemption price of such shares so to be redeemed but without interest thereon.

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The Corporation may, however, prior to the redemption date specified in the notice of redemptions, deposit in trust for the account of the holders of the Preferred Stock to be redeemed, with a bank or trust company in good standing organized under the laws of the United States of America or of the State of New York, doing business in the Borough of Manhattan, the City of New York, State of New York, or the City of Houston, State of Texas, and having capital surplus, and undivided profits aggregating at least $10,000,000 designated in such notice of redemptions, all funds necessary for such redemptions, together with irrevocable written instructions authorizing such bank or trust company on behalf and at the expense of the Corporation, to cause the notice of redemption to be duly mailed and the publication of such notice to be made as herein provided at least 30 days prior to the redemption date, and to include in said notice of redemption a statement that all funds necessary for such redemption have been so deposited in trust and are immediately available, and thereupon, notwithstanding that any certificate for shares of the Preferred Stock so called for redemption shall not have been surrendered for cancellations all shares of the Preferred Stock with respect to which such deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares of the Preferred Stock shall forthwith, upon such deposit in trust, cease and terminate, except only the right of the holders thereof to receive from such. Bank or trust company at any time after the time of such deposit, the redemption price of such shares so to be redeemed, and the right, if any, of the holders thereof to convert such shares into other stock of the Corporation.

Any moneys so deposited by the Corporation and unclaimed at the end of six months from the date fixed for such redemption shall be repaid to the Corporation upon its request expressed in a resolution of its board of directors, after which repayment the holders of the shares so called for redemption shall look only to the Corporation for payment thereon. Any moneys deposited by the Corporation which shall not be required for redemption because of the exercise of any right of conversion or exchange subsequent to the date of the deposit and any interest accrued on any moneys so deposited, shall be repaid to the Corporation upon similar request.

(e)Liquidation or Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, then, before any distribution or payment shall be made to the holders of the Common Stock or any other class of stock of the Corporation ranking junior to the Preferred Stock in respect of dividends or distribution of assets on liquidation, the holders of the Preferred Stock of the respective series shall be entitled to be paid in full the respective amounts fixed for such series, plus n each case a sum equal to accrued and unpaid dividends thereon to the date of payment thereof. After such payment shall have been made in full to the holders of the Preferred Stock, the remaining assets and funds of the Corporation shall be distributed among the holders of the stock of the Corporation ranking junior to the Preferred Stock according to their respective rights, in the event that the assets of the Corporation available for distribution to holders of the Preferred Stock shall not be sufficient to make the payment herein required to be made in full, such assets shall be distributed to the holders of the respective shares of the Preferred Stock pro rata in proportion to the amounts payable hereunder upon each share thereof.

(f)Status of Shares Redeemed or Retired. Except as otherwise provided in this Article Four, Article Five or in any resolution of the board directors providing for the issuance of any particular series of the Preferred Stock, shares of the Preferred Stock redeemed or otherwise retired by the Corporation shall assume the status of authorized but unissued Preferred Stock and may thereafter, subject to the provisions of this Certificate of Incorporation and of any restrictions contained in any resolution of the board of directors providing for the issuance of any particular series of the Preferred Stock, be reissued in the same manner as other authorized but unissued shares of the Preferred Stock.

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(g)Restrictions on Certain Corporation Action. So long as any shares of any series of the Preferred Stock are outstanding (i) the Corporation shall not, without the consent of the holders of at least a majority of the number of shares of the Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at a special meeting called for the purpose, amend, alter or repeal any of the provisions of this Article Four (other than provisions relating exclusively to the shares of the Preferred Stock of a particular series) so as to affect adversely the rights, powers, or preferences of the Preferred Stock, and shall not, without the consent of the holders of at least a majority of the number of shares of the Preferred Stock of such series at the time outstanding, given in person or by proxy, either in writing or by a vote at a special meeting called for the purpose, amend, alter or repeal any of the provisions of this Article Four or of any resolution or resolutions relating exclusively to the shares of the Preferred Stock of such series, so as to affect adversely the rights, powers or preferences of the Preferred Stock of such series; (ii) the Corporation shall not, without the consent of the holders of at least a majority of the number of shares of the Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at a special meeting called for that purpose, create or authorize any additional class of stock ranking prior to the Preferred Stock in respect of dividends or distribution of assets on liquidation or increase the authorized amount of any additional class of stock ranking prior to the Preferred Stock in respect of dividends or distribution of assets on liquidation, or create or authorize any obligation or security convertible into or evidencing the right to purchase shares of stock of any additional class ranking prior to the Preferred Stock in respect of dividends or distribution of assets on liquidation; and (iii) the Corporation shall not, without the consent of the holders of at least a majority of the number of shares of the Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at a special meeting called for the purpose, create or authorize any class of stock ranking on a parity with the Preferred Stock in respect of dividends or distribution of assets on liquidation, or increase the authorized amount of the Preferred Stock or of any class of stock ranking on a parity with the Preferred Stock in respect of dividends or distribution of assets on liquidation, or create or authorize any obligation or security convertible into or evidencing the right to purchase shares of stock of any class ranking on a parity with the Preferred Stock in respect of dividends or distribution of assets on liquidation. Any action specified in this Paragraph (g) as requiring the consent of the holders of at least a specified proportion of the number of shares of the Preferred Stock or of any particular series thereof at the time outstanding or represented at a meeting may be taken with such consent and with such additional vote or consent, if any, of the stockholders as may be from time to time required by this Certificate of Incorporation, as amended from time to time, or by law.

(h)Voting Rights. Except as otherwise provided herein or by law, the Preferred Stock having voting rights and the Common Stock shall vote together as one class. At each election for directors every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for nay stockholder to cumulate his votes in any election of directors.

Common Stock

(a)Dividends. Subject to the prior and superior rights of the Preferred Stock with respect to which any such prior and superior rights are provided in this Article Four or by the board of directors as herein authorized, and on the conditions set forth in the foregoing part of this Certificate of Incorporation pertaining to the Preferred Stock or in any resolution of the board of directors providing for the issuance of any particular series of the Preferred Stock, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the board of directors may be declared and paid on the Common Stock from time to time out of any funds legally available therefor.

(b)Voting Rights. Each holder of the Common Stock shall be entitled to one vote for each share held and, except as otherwise provided herein or by law, the Common Stock and the Preferred Stock having voting rights shall vote together as a class. At each election for directors every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any stockholder to cumulate his votes in any election of directors.

(c)Liquidation or Dissolution. After payment shall have been made in full to the holders of the Preferred Stock in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, the remaining assets and funds of the Corporation shall be distributed among the holders of the Common Stock according to their respective shares.

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Denial of Preemptive Rights

No Stockholder of this Corporation shall by reason of his holding shares of any class have any preemptive or preferential right to purchase or subscribe to any share of any class of this Corporation now or hereafter to be authorized or any notes, debentures, bonds or other securities convertible into or carrying options or warrants to purchase shares of any class, no or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the board of directors in its discretion may fix; and the board of directors may issue shares of any class of this Corporation, or any notes debentures, bonds or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

ARTICLE FIVE

Section 1. Designation and Amount. There shall be a series of voting preferred stock of the Corporation which shall be designated as “Series C Convertible Preferred,” par value $0.001, and the number of shares constituting such series shall be Fifty Million (50,000,000). Such number of shares may be increased or decreased by resolution of the Board of Directors.

Section 2. Dividends and Distributions. Subject to the rights of the holders of any shares of any series of preferred stock of the Corporation ranking prior and superior to the Series C Convertible Preferred Stock with respect dividends, the holders of shares of Series C Convertible Preferred Stock, in preference to the holders of shares of Common Stock of the Corporation and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, dividends payable.

Section 3. Voting Rights. The holders of shares of Series C Convertible Preferred Stock shall have the following voting rights:

(A)	Each share of Series C Convertible Preferred Stock shall entitle the holder thereof to 500 votes on all matters submitted to a vote of the stockholders of the Corporation. Each vote is equivalent to the voting rights assigned to a single share of the common stock of the Corporation.

(B)	Except as otherwise provided herein, in the Corporation’s Certificate of incorporation or by law, the holders of shares of Series C Convertible Preferred Stock, the holders of shares of Common Stock and the holders of shares of any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)	Except as otherwise set forth herein or in the Corporation’s Certificate of Incorporation, and except as otherwise provided by law, holder of Series C convertible Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) in regards to any corporation actions.

Section 4. Redemption. The shares of Series C Convertible preferred Stock shall not be redeemable.

Section 5. Optional Conversion. Subject to and upon compliance with the provisions of this Section 5, the holder of any shares of Series C Convertible Preferred Stock shall have the right at such holder’s option (an “Optional Conversion”), at a date elected by such holder, to convert such Series C Convertible Preferred Stock into fully paid and nonassessable shares of Common Stock of the Company with each one share of Series C Convertible Preferred Stock convertible into one-hundred shares of the Common Stock of the Company (1 for 100).

Section 6. The Corporation hereby confirms the cancellation in full of the Series A Junior Participating Preferred Stock and the Convertible Preferred Series “B” Stock.

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ARTICLE SIX

The Corporation hereby elects not to be governed by Section 203 of the Delaware General Corporation Law.

ARTICLE SEVEN

The number of directors constituting the initial board of directors of the Corporation is six who need not be residents of the State of Delaware or stockholders of the Corporation.

ARTICLE EIGHT

The Corporation is to have perpetual existence.

ARTICLE NINE

All of the corporate powers of the Corporation shall be vested in and exercised by a board of directors consisting of the number of directors specified in the bylaws of the Corporation. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

(a)To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

(b)To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

(c)By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The bylaws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, on in the bylaws of the Corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution or amending the bylaws of the Corporation; and unless the resolution or bylaws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

(d)When and as authorized by the stockholders in accordance with law, to sell, lease or exchange all or substantially all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the Corporation.

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ARTICLE TEN

Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the Corporation may. Be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors in the bylaws of the Corporation.

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agrees to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

ARTICLE ELEVEN

Bylaws of the Corporation may be adopted, amended or repealed by the board of directors or by the affirmative vote of the holders of a majority of the Corporation’s stock, outstanding and entitled to vote at the meeting at which any bylaw is adopted, amended or repealed. Such bylaws may contain any provisions for the regulation and management of the affairs of the Corporation and the rights or powers of its stockholders, directors, officers or employees not inconsistent with statute or this Certificate of incorporation.

ARTICLE TWELVE

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

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ARTICLE THIRTEEN

(a)To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law or any other law of the State of Delaware is amended after approval by the stockholders of this Article Ninth to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended. Any repeal or modification of the foregoing provisions of this Section (a) of Article Twelve shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

(b)To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which General Corporation Law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law. Any amendment, repeal or modification of the foregoing provisions of this Section (b) of Article Twelve shall not adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of such amendment, repeal or modification.

3.That the foregoing amendment and restatement was approved by the holders of the requisite number of shares of this corporation in accordance with Section 228 of the General Corporation Law.

4.That this Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of this Corporation’s Certificate of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this 19th day of December, 2023.

By:	/s/ FU Wah
Fu Wah
Chief Executive Officer

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Appendix D

Bylaws

of

King Resources, Inc.

ARTICLE I. DIRECTORS

Section 1. Function. All corporate powers shall be exercised by or under the authority of the Board of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. Directors must be natural persons who are at least 18 years of age but need not be shareholders of the Corporation. Residents of any state may be directors.

Section 2. Compensation. The shareholders shall have authority to fix the compensation of directors. Unless specifically authorized by a resolution of the shareholders, the directors shall serve in such capacity without compensation.

Section 3. Presumption of Assent. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he objects at the beginning of the meeting (or promptly upon arriving) to the holding of the meeting or transacting the specified business at the meeting, or if the director votes against the action taken or abstains from voting because of an asserted conflict of interest.

Section 4. Number. The Corporation shall have at least the minimum number of directors required by law. The number of directors may be increased or decreased from time to time by the Board of Directors.

Section 5. Election and Term. At each annual meeting of shareholders, the shareholders shall elect directors to hold office until the next annual meeting or until their earlier resignation, removal from office or death. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Section 6. Vacancies. Any vacancy occurring in the Board of Directors, including a vacancy created by an increase in the number of directors, may be filled by the shareholders or by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders. If there are no remaining directors, the vacancy shall be filled by the shareholders.

Section 7. Removal of Directors. At a meeting of shareholders, any director or the entire Board of Directors may be removed, with or without cause, provided the notice of the meeting states that one of the purposes of the meeting is the removal of the director. A director may be removed only if the number of votes cast to remove him exceeds the number of votes cast against removal.

Section 8. Quorum and Voting, A majority of the number of directors fixed by these Bylaws shall constitute a quorum for the transaction of business. The act of a majority of directors present at a meeting at which a quorum is present shall be the action of the Board of Directors.

Section 9. Executive and Other Committees. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees each of which must have at least two members. Each committee shall have the authority set forth in the resolution designating the committee.

Section 10. Place of Meeting. Regular and special meetings of the Board of Directors shall be held at the principal place of business the Corporation or at another place designated by the person or persons giving notice or otherwise calling the meeting.

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Section 11. Time, Notice and Call of Meetings. Regular meetings of the Board of Directors shall be held without notice at the time and on the date designated by resolution of the Board of Directors. Written notice of the time, date and place of special meetings of the Board of Directors shall be given to each director by mail delivery at least two days before the meeting.

Notice of a meeting of the Board of Directors need not be given to a director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting constitutes a waiver of notice of that meeting and waiver of all objections to the place of the meeting, the time of the meeting, and the manner in which it has been called or convened, unless a director objects to the transaction of business (promptly upon arrival at the meeting) because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors must be specified in the notice or waiver of notice of the meeting.

A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of an adjourned meeting shall be given to the directors who were not present at the time of the adjournment, and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors. Meetings of the Board of Directors may be called by the President or the Chairman of the Board of Directors. Members of the Board of Directors and any committee of the Board may participate in a meeting by telephone conference or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation by these means constitutes presence in person at a meeting.

Section 12. Action By Written Consent. Any action required or permitted to be taken at a meeting of directors may be taken without a meeting if a consent in writing setting forth the action to be taken and signed by all of the directors is filed in the minutes of the proceedings of the Board. The action taken shall be deemed effective when the last director signs the consent, unless the consent specifies otherwise.

ARTICLE II. MEETINGS OF SHAREHOLDERS

Section 1. Annual Meeting. The annual meeting of the shareholders of the corporation for the election of officers and for such other business as may properly come before the meeting shall be held at such time and place as designated by the Board of Directors.

Section 2. Special Meeting. Special meetings of the shareholders shall be held when directed by the President or when requested in writing by shareholders holding at least 10% of the Corporation’s stock having the right and entitled to vote at such meeting. A meeting requested by shareholder shall be called by President for a date not less than 10 nor more than 60 days after the request is made. Only business within the purposes described in the meeting notice may be conducted at a special shareholders’ meeting.

Section 3. Place. Meetings of the shareholders will be held at the principal place of business of the Corporation or at such other place as is designated by the Board of Directors.

Section 4. Notice. A written notice of each meeting of shareholders shall be mailed to each shareholder having the right and entitled to vote at the meeting at the address on the records of the Corporation. The meeting notice shall be mailed no less than 10 no more than 60 days before the date set for the meeting. The record date for determining shareholders entitled to vote at the meeting will be the close of business on the day before the notice is sent. The notice shall state the time and place the meeting is to be held. A notice of meeting shall be sufficient for that meeting and any adjournment of it. If a shareholder transfers any shares after the notice is sent, it shall not be necessary to notify the transferee. All shareholders may waive notice of a meeting at any time.

Section 5. Shareholder Quorum. A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Any number of shareholders, even if less than a quorum may adjourn the meeting without further notice until a quorum is obtained.

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Section 6. Shareholder Voting. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act or the shareholders. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. An alphabetical list of all shareholders who are entitled to notice of a shareholders’ meeting along with their addresses and the number of shares held by each shall be produced at a shareholders’ meeting upon the request of any shareholder.

Section 7. Proxies. A shareholder entitled to vote at any meeting of shareholders or any adjournment thereof may vote in person or by proxy executed in writing and signed by the shareholder or his attorney-in-fact. The appointment of proxy will be effective when received by the Corporation’s officer or agent authorized to tabulate votes. No proxy shall be valid more than 11 months after the date of its execution unless a longer term is expressly stated in the proxy.

Section 8. Validation. If shareholders who hold a majority of the voting stock entitled to vote at a meeting are present at the meeting, and sign a written consent to the meeting on the record, the acts of the meeting shall be valid, even if the meeting was not legally called and noticed.

Section 9. Conduct of Business By Written Consent. Any action of the shareholders may be taken without a meeting if written consents, setting forth the action taken, are signed by at least a majority of shares entitled to vote and are delivered to the officer or agent of the Corporation having custody of the Corporation’s records within 60 days after the date that the earliest written consent was delivered. Within 10 days after obtaining an authorization of an action by written consent, notice shall be given to those shareholders who have action. The notice shall fairly summarize the material features of the authorized action. If the action creates dissenters’ rights, the notice shall contain a clear statement of the right of dissenting shareholders to be paid the fair value of their shares upon compliance with and as provided for by the state law governing corporations.

ARTICLE III. OFFICERS

Section 1. Officers; Election; Resignation; Vacancies. The Corporation shall have the officers and assistant officers that the Board of Directors appoint from time to time. Except as otherwise provided in an employment agreement which the Corporation has with an officer, each officer shall serve until a successor is chosen the directors at a regular or special meeting of the directors or until removed. Officers and agents shall be chosen, serve for the terms, and have the duties determined by the directors. A person may hold two or more offices.

Any officer may resign at any time upon written notice to the Corporation. The resignation shall be effective upon receipt, unless the notice specifies a later date. If the resignation is effective at a later date and the Corporation accepts the future effective date provided the successor officer does not take office until the future effective date. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

Section 2. Powers and Duties of Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.

Section 3. Removal of Officers. An officer or agent or member of a committee elected or appointed by the Board of Directors may be removed by the Board with or without cause whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer, agent or member of a committee shall not of itself create contract rights. Any officer, if appointed by another officer, may be removed by that officer.

Section 4. Salaries. The Board of Directors may cause the Corporation to enter into employment agreements with any officer of the Corporation. Unless provided for in an employment agreement between the Corporation and an officer, all officers of the Corporation serve in their capacities without compensation.

Section 5. Bank Accounts. The Corporation shall have accounts with financial institutions as determined by the Board of Directors.

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ARTICLE IV. DISTRIBUTIONS

The Board of Directors may, from time to time, declare distributions to its shareholders in cash, property, or its own shares, unless the distribution would cause (i) the Corporation to be unable to pay its debts as they become due in the usual course of business, or (ii) the Corporation’s assets to be less than its liabilities plus the amount necessary, if the Corporation were dissolved at the time of the distribution, to satisfy the preferential rights of shareholders whose rights are superior to those receiving the distribution. The shareholders and the Corporation may enter into an agreement requiring the distribution of corporate profits, subject to the provisions of law.

ARTICLE V. CORPORATE RECORDS

Section 1. Corporate Records. The corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time. The Corporation shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors on behalf of the Corporation. The Corporation shall maintain accurate accounting records and a record of its shareholders in a form that permits preparation of a list of the names and addresses of all shareholders in alphabetical order by class of shares showing the number and series of shares held by each.

The Corporation shall keep a copy of its articles or restated articles of incorporation and all amendments to them currently in effect; these Bylaws or restated Bylaws and all amendments currently in effect; resolutions adopted by the Board of Directors creating one or more classes or series of shares and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding; the minutes of all shareholders without a meeting for the past three years; written communications to all shareholders generally or all shareholders of a class of series within the past three years, including the financial statements for the last three years; a list of names and business street addresses of its current directors and officers; and its most recent annual report delivered to the Department of State.

Section 2. Shareholders’ Inspection Rights. A shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any books and records of the Corporation. The shareholder must give the Corporation written notice of this demand at least five business days before the date on which he wishes to inspect and copy the record(s). The demand must be made in good faith and for a proper purpose. This Section does not affect the right of a shareholder to inspect and copy the shareholders’ list described in this Article if the shareholder is in litigation with the Corporation. In such a case, the shareholder shall have the same rights as any other litigant to compel the production of corporation records for examination.

The Corporation may deny any demand for inspection if the demand was made for an improper purpose, or if the demanding shareholder has within the two years preceding his demand, sold or offered for sale any list of shareholders of the Corporation or of any other corporation, had aided or abetted any person in procuring any list of shareholders for that purpose, or has improperly used any information secured through any prior examination of the records of this Corporation or any other corporation.

Section 3. Financial Statements for Shareholders. Unless modified by resolution of the shareholders within 120 days after the close of each fiscal year, the Corporation shall furnish its shareholder with annual financial statements which may be consolidated or combined Statements of the Corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for that year. If financial statements are prepared for the Corporation on the basis of generally accepted accounting principles, the annual financial statements must also be prepared on that basis.

If the annual financial statements are reported upon by a public accountant, his report must accompany them. If not, statements must be accompanied by a statement of the President or the person responsible for the Corporation’s accounting records stating is reasonable belief whether the statements were prepared on the basis of generally accepted accounting principles and, if not, describing the basis of preparation and describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year. The Corporation shall mail the annual financial statements to each shareholder within 120 days after the close of each fiscal year or within such additional time thereafter as is reasonably necessary to enable the Corporation to prepare its financial statements. Thereafter, on written request from a shareholder who was not mailed the statements, the Corporation shall mail him the latest annual financial statements.

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Section 4. Other Reports to Shareholders. If the Corporation indemnifies or advances expenses to any director, officer, employee or agent otherwise than by court order or action by the shareholders or by an insurance carrier pursuant to insurance maintained by the Corporation, the Corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next annual shareholders’ meeting, or prior to the meeting if the indemnification or advance occurs after the giving of the notice but prior to the time the annual meeting is held. This report shall include a statement specifying the persons paid, and the nature and status at the tie of such payment of the litigation or threatened litigation.

If the Corporation issues or authorizes the issuance of shares for promises to render services in the future, the Corporation shall report in writing to the shareholders the number of shares authorizes or issued, and the consideration received by the corporation, with or before the notice of the next shareholders’ meeting.

ARTICLE VI. STOCK CERTIFICATES

Section 1. Issuance. The Board of Directors may authorize the issuance of some or all of the shares of any or all of its classes or series without certificates. Each certificate issued shall be signed by the President and the Secretary (or the Treasurer). The rights and obligations of shareholders are identical whether or not their shares are represented by certificates.

Section 2. Registered Shareholders. No certificate shall be issued for any share until the share is fully paid. The Corporation shall be entitled to treat the holder of record of shares as the holder in fact and treat the holder of record of shares as the holder in fact and, except as otherwise provided by law, shall not be bound to recognize any equitable or other claim to or interest in the shares.

Section 3. Transfer of Shares. Shares of the Corporation shall be transferred on its books only after the surrender to the Corporation or the share certificates duly endorsed by the holder of record or attorney-in-fact. If the surrendered certificates are canceled, new certificates shall be issued to the person entitled to them, and the transaction recorded on the books of the Corporation.

Section 4, Lost, Stolen or Destroyed Certifications. If a shareholder claims to have lost or destroyed a certificate of shares issued by the Corporation, a new certificate shall be issued upon the delivery to the Corporation of an affidavit of that fact by the person claiming the certificate of shares to be lost, stolen or destroyed, and, at the discretion of the Board of Directors, upon the deposit of bond or other indemnity as the Board reasonably requires.

ARTICLE VII. INDEMNIFICATION

Section 1. Right to Indemnification. The Corporation hereby indemnifies each person (including the heirs, executors, administrators, or estate of such person) who is or was a director or officer of the Corporation to the fullest extent permitted or authorized by current or future legislation or judicial or administrative decision against all fines, liabilities, costs and expenses, including attorneys’ fees, arising out of his or her status as a director, officer, agent, employee or representative. The foregoing right of indemnification shall not be exclusive of other rights to which those seeking an indemnification may be entitled. The Corporation may maintain insurance, at its expense, to protect itself and all officers and directors against fines, liabilities, costs and expenses, whether or not the Corporation would have the legal power to indemnify them directly against such liability.

Section 2. Advances. Costs, charges and expenses (including attorneys’ fees) incurred by a person referred to in Section l of this Article in defending a civil or criminal proceeding shall be paid by the Corporation in advance of the final disposition thereof upon receipt of an undertaking to repay all amounts advanced if it is ultimately determined that the person is not entitled to be indemnified by the Corporation as authorized by this Article, and upon satisfaction of other conditions required by current or future legislation.

Section 3. Savings Clause. If this Article or any portion of it is invalidated on any ground by a court of competent jurisdiction, the Corporation nevertheless indemnifies each person described in Section 1 of this Article to the fullest extent permitted by all portions of this Article that have not been invalidated and to the fullest extent permitted by law.

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ARTICLE VIII. AMENDMENT

These Bylaws may be altered, amended or repealed, and new Bylaws adopted, by a majority vote of the directors or by a vote of the shareholders holding a majority of the shares.

I certify that these are the Bylaws adopted by the Board of Directors of the Corporation.

_________________________________________________
Secretary

Date: _____________________________________________

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Appendix E

ARTICLES OF INCORPORATION

OF

KING RESOURCES, INC.

ARTICLE I

The name of the corporation is KING RESOURCES, INC (the “Corporation”). The Corporation is the resulting entity in the conversion of KING RESOURCES, INC., a Delaware corporation, into a Nevada corporation, and is a continuation of the existence thereof pursuant to Chapter 92A of the Nevada Revised Statutes (as amended from time to time, the “NRS”).

ARTICLE II

The address, including street, number, city and county, of the registered office of the Corporation in the State of Nevada is 701 S Carson St, Suite 200, Carson City, NV 89701; and the name of the registered agent of the Corporation in the State of Nevada at such address is National Registered Agents, Inc.

ARTICLE III

The nature of the business and of the purposes to be conducted and promoted by the Corporation is to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the Chapter 78 of the NRS.

ARTICLE IV

The total number of shares which the Corporation shall have the authority to issue is Thirty-Six Billion One Hundred Million (36,100,000,000) shares of two classes of capital stock to be designated respectively preferred stock (“Preferred Stock”) and common stock (“Common Stock”).

The total number of shares of Common Stock the Corporation shall have authority to issue is Thirty-Six Billion (36,000,000,000) shares, par value $0.001 per share. The total number of shares of Preferred Stock the Corporation shall have authority to issue is One Hundred Million (100,000,000) shares, par value $0.001 per share.

The Preferred Stock authorized by this Articles of Incorporation may be issued in series.

The Board of Directors of the Corporation (the “Board of Directors”) is authorized, subject to any limitations prescribed by the law of the State of Nevada, to establish series of Preferred Stock and to fix, in the manner and to the full extent provided and permitted by the law of the State of Nevada, the rights, preferences and limitations of each series of the Preferred Stock by filing a certificate of designation pursuant to the applicable law of the State of Nevada, and the relative rights, preferences and limitations between or among such series include, but are not limited to:

(l) the designation of each series and the number of shares that shall constitute the series;

(2) the rate of dividends, if any, payable on the shares of each series, the time and manner of payment and whether or not such dividends shall be cumulative;

(3) whether shares of each series may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

(4) sinking fund provisions, if any, for the redemption or purchase of shares of each series which is redeemable;

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(5) the amount, if any, payable upon shares of each series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the manner and preference of such payment; and

(6) the voting rights, if any, in the shares of each series and any conditions upon the exercising of such rights.

Series A Preferred Stock

Designation of Series A Preferred Stock. There shall be a series of voting preferred stock of the Corporation which shall be designated as “Series A Convertible Preferred,” par value $0.001, and the number of shares constituting such series shall be Fifty Million (50,000,000). Such number of shares may be increased or decreased by resolution of the Board of Directors.

Dividends and Distributions. Subject to the rights of the holders of any shares of any series of preferred stock of the Corporation ranking prior and superior to the Series A Convertible Preferred Stock with respect dividends, the holders of shares of Series A Convertible Preferred Stock, in preference to the holders of shares of Common Stock of the Corporation and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, dividends payable.

Section 3. Voting Rights. The holders of shares of Series A Convertible Preferred Stock shall have the following voting rights:

(A)	Each share of Series C Convertible Preferred Stock shall entitle the holder thereof to 500 votes on all matters submitted to a vote of the stockholders of the Corporation. Each vote is equivalent to the voting rights assigned to a single share of the common stock of the Corporation.

(B)	Except as otherwise provided herein, in the Corporation’s Certificate of incorporation or by law, the holders of shares of Series C Convertible Preferred Stock, the holders of shares of Common Stock and the holders of shares of any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)	Except as otherwise set forth herein or in the Corporation’s Certificate of Incorporation, and except as otherwise provided by law, holder of Series C convertible Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) in regards to any corporation actions.

Redemption. The shares of Series C Convertible preferred Stock shall not be redeemable.

Optional Conversion. Subject to and upon compliance with the provisions of this Section 5, the holder of any shares of Series C Convertible Preferred Stock shall have the right at such holder’s option (an “Optional Conversion”), at a date elected by such holder, to convert such Series C Convertible Preferred Stock into fully paid and nonassessable shares of Common Stock of the Company with each one share of Series C Convertible Preferred Stock convertible into one-hundred shares of the Common Stock of the Company (1 for 100).

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ARTICLE V

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Nevada may, on the application in a summary way of this Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under applicable provisions of Nevada law or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under applicable provisions of Nevada law, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

ARTICLE VI

In furtherance and not in limitation of the powers conferred upon it by Nevada law, the power to make, alter, or repeal the Bylaws, and to adopt any new Bylaw, shall be vested in the Board of Directors.

ARTICLE VII

To the fullest extent permitted by the NRS, as it exists on the date hereof or as it may hereafter be amended, permits the limitation or elimination of the liability of directors, no director of this Corporation shall be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Notwithstanding the foregoing, a director shall be liable: (1) for any breach of the directors’ duty of loyalty to the Corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) for any transaction from which the director derived any improper personal benefit. Neither the amendment nor repeal of this Article, nor the adoption of any provision of this Articles of Incorporation inconsistent with this Article, shall adversely affect any right or protection of a director of the Corporation existing at the time of such amendment or repeal.

ARTICLE VIII

The Corporation shall, to the fullest extent permitted by NRS, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section. The Corporation shall advance expenses to the fullest extent permitted by said section. Such right to indemnification and advancement of expenses shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

IN WITNESS WHEREOF, this Articles of Incorporation has been signed on behalf of the Corporation by its duly authorized officer on May __, 2026.

By:	/s/
Name:
Title:	Chief Executive Officer

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Appendix F

BYLAWS

OF

KING RESOURCES, INC.

(a Nevada corporation)

ARTICLE I

Corporate Offices

1.1 Registered Office. The registered office of KING RESOURCES, INC. shall be the street address of the corporation’s registered agent in the State of Nevada, as determined by the corporation’s board of directors (the “board of directors”) from time to time in accordance with the corporation’s articles of incorporation, as the same may be amended from time to time (the “Articles of Incorporation”) and the corporation’s bylaws, as the same may be amended from time to time (these “Bylaws”).

1.2 Other Offices. The corporation’s Board of Directors (the “Board”) may at any time establish other offices at any place or places where the corporation is qualified to do business either within or outside the State of Nevada.

ARTICLE II

Stockholders’ Meetings

2.1. Places of Meetings. All meetings of stockholders shall be held at such place or places in or outside of the State of Nevada as the Board may from time to time determine or as may be designated in the notice of meeting or waiver of notice thereof, subject to any provisions of the Nevada Revised Statutes (as amended from time to time, the “NRS”). The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Chapter 78.320 of the NRS. In the absence of any such designation or determination, stockholders’ meetings shall be held at the corporation’s principal executive office.

2.2. Annual Meetings. The annual meeting of stockholders shall be held on such date, time and place, either within or without the State of Nevada and may be designated by resolution of the Board of Directors each year. At the meeting, directors shall be elected, and any other proper business may be transacted. Written notice of the time and place of the annual meeting shall be given by mail to each stockholder entitled to vote at his address as it appears on the records of the corporation not less than the minimum nor more than the maximum number of days permitted under the NRS prior to the scheduled date thereof, unless such notice is waived as provided by Section 2 of Article VIII of these Bylaws.

2.3. Special Meetings. A special meeting of stockholders may be called at any time at the request of any member of the Board or the chief executive officer, and shall be called by the chief executive officer or the secretary or an assistant secretary at the written request of the holders of at least 25% of the total number of shares of stock then outstanding and entitled to vote, stating the specific purpose or purposes thereof. Written notice of the time, place and specific purposes of such meetings shall be given by mail, e-mail, or facsimile to each stockholder entitled to vote thereat at his address as it appears on the records of the corporation not less than 10 days nor more than 60 days prior to the scheduled date thereof, unless such notice is waived as provided in Section 2 of Article VIII of these Bylaws. Nothing contained in this Section 3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board or the chief executive officer may be held.

2.4. Meetings Without Notice. Meetings of the stockholders may be held at any time without notice when all the stockholders entitled to vote thereat are present in person or by proxy.

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2.5. Voting. At all meetings of stockholders, each stockholder entitled to vote on the record date as determined under Section 2.7 of this Article, or if not so determined as prescribed under the NRS, shall be entitled to one vote for each share of stock standing on record in his name, subject to any restrictions or qualifications set forth in the Articles of Incorporation.

2.6. Quorum. At any stockholders’ meeting, a majority of the number of shares of stock outstanding and entitled to vote thereat, present in person or by proxy, shall constitute a quorum, but a smaller interest by act of either (x) the chairperson of the meeting or (y) the stockholders entitled to vote at the meeting, may adjourn any meeting from time to time, and the meeting may be held as adjourned without further notice, subject to such limitation as may be imposed under the NRS. When a quorum is present at any meeting, a majority of the number of shares of stock entitled to vote present thereat shall decide any question brought before such meeting unless the question is one upon which a different vote is required by express provision of the NRS, the Articles of Incorporation, any stockholders agreement to which the corporation is a party, or these Bylaws, in which case such express provision shall govern.

2.7. List of Stockholders. At least 10 days before every meeting, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of, and the number of shares registered in the name of, each stockholder, shall be prepared by the secretary or the transfer agent in charge of the stock ledger of the corporation. Such list shall be open for examination by any stockholder as required by the NRS. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine such list or the books of the corporation or to vote in person or by proxy at such meeting.

2.8. Consents in Lieu of Meeting. Unless otherwise provided in the Articles of Incorporation or by the NRS, any action required by the NRS to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if: (i) a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and (ii) prompt notice of the taking of such action by less than unanimous written consent is given to the other stockholders to the extent and in the manner required by the NRS.

ARTICLE III

Board of Directors

3.1. Number and Qualification. A board of directors shall be elected at each annual meeting of stockholders, each director so elected to serve until the election and qualification of his successor or until his earlier death, resignation or removal as provided in these Bylaws. Subject to the terms of the Articles of Incorporation and any stockholders agreement to which the corporation is a party, the number of directors shall be no less than one (1) and may be determined from time to time by the Board. As of the date of the initial adoption of these Bylaws, the Board shall consist of three (3) directors. In case of any increase in the number of directors between elections by the stockholders, the additional directorships shall be considered vacancies and, except as otherwise required by the Articles of Incorporation or any stockholders agreement to which the corporation is a party, shall be filled in the manner prescribed in Article III, Section 11 of these Bylaws. No reduction of the authorized number of directors shall have the effect of removing any director before his or her term of office expires. Directors need not be stockholders.

3.2. Powers. The business and affairs of the corporation shall be carried on by or under the direction of the Board, which shall have all the powers authorized by the NRS, subject to such limitations as may be provided by the Articles of Incorporation, these Bylaws or by any stockholders agreement to which the corporation is a party.

3.3. Compensation. The Board may from time to time by resolution authorize the payment of fees or other compensation to the directors for services to the corporation, including, but not limited to, fees for attendance at all meetings of the Board or of the executive or other committees, and determine the amount of such fees and compensation. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor in amounts authorized or otherwise approved from time to time by the Board or the executive committee.

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3.4. Meetings and Quorum. Meetings of the Board may be held either in or outside of the State of Nevada. Subject to the terms of the Articles of Incorporation, a quorum shall be a majority of the directors then in office, but not less than two directors unless a Board of one director is authorized under the NRS in which event one director shall constitute a quorum. A director will be considered present at a meeting, even though not physically present, to the extent and in the manner authorized by the NRS. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

The Board elected at any annual stockholders’ meeting shall, at the close of that meeting and without further notice if a quorum of directors be then present, or as soon thereafter as may be convenient, hold a meeting for the election of officers and the transaction of any other business. Subject to the terms of the Articles of Incorporation, at such meeting the Board shall elect a chief executive officer, a president, a secretary and a treasurer, and such other officers as it may deem proper, none of whom except the chairman of the Board, if elected, need be members of the Board.

The Board may from time to time provide for the holding of regular meetings with or without notice and may fix the times and places at which such meetings are to be held. Meetings other than regular meetings may be called at any time by the chief executive officer or by the secretary or an assistant secretary upon the written request of any director.

Notice of each meeting, other than a regular meeting (unless required by the Board), shall be given to each director by mailing the same to each director at his residence or business address at least two days before the meeting or by delivering the same to him personally or by telephone or telegraph at least one day before the meeting unless, in case of exigency, the chairman of the Board, the chief executive officer or the secretary shall prescribe a shorter notice to be given personally or by telephone, telegraph, cable or wireless to all or any one or more of the directors at their respective residences or places of business.

Notice of any meeting shall state the time and place of such meeting, but need not state the purposes thereof unless otherwise required by the NRS, the Articles of Incorporation, these Bylaws, or the Board.

3.5. Record Dates.

(a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix in advance a record date which, in the case of a meeting, shall not be less than the minimum nor more than the maximum number of days prior to the scheduled date of such meeting permitted under the NRS and which, in the case of any other action, shall be not more than the maximum number of days permitted under the NRS.

(b) If no such record date is fixed by the Board, the record date shall be that prescribed by the NRS.

(c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

3.6. Executive Committee. Subject to the terms of any stockholder’s agreement to which the corporation is a party, the Board may by resolution passed by a majority of the whole Board provide for an executive committee of two or more directors and shall elect the members thereof to serve at the pleasure of the Board and may designate one of such members to act as chairman. Subject to the terms of any stockholder’s agreement to which the corporation is a party, the Board may at any time change the membership of the committee, fill vacancies in it, designate alternate members to replace any absent or disqualified members at any meeting of the executive committee, or dissolve it.

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During the intervals between the meetings of the Board, the executive committee shall possess and may exercise any or all of the powers of the Board in the management or direction of the business and affairs of the corporation and under these Bylaws to the extent authorized by resolution adopted by a majority of the whole Board and to such limitations as may be imposed by the NRS and the Articles of Incorporation.

The executive committee may determine its rules of procedure and the notice to be given of its meetings, and it may appoint such committees and assistants as it shall from time to time deem necessary. Subject to the terms of the Articles of Incorporation, a majority of the members of the committee shall constitute a quorum.

3.7. Other Committees. Subject to the terms of the Articles of Incorporation, the Board may by resolution provide for such other committees as it deems desirable and may discontinue the same at its pleasure. Each such committee shall have the powers and perform such duties, not inconsistent with law, as may be assigned to it by the Board. No such committee, however, shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the NRS to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any Bylaw of the corporation.

3.8. Conference Telephone Meetings. Any one or more members of the Board or any committee thereof may participate in meetings by means of a conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person of the meeting.

3.9. Action Without Meetings. Any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting to the extent and in the manner authorized by the NRS.

3.10. Removal of Directors. Unless otherwise restricted by statute, the Articles of Incorporation, or these Bylaws, or any stockholder’s agreement to which the corporation is a party, any director or the entire Board may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

3.11. Vacancies. Except as otherwise provided in the Articles of Incorporation or any stockholders agreement to which the corporation is a party, a vacancy in any directorship occurring by reason of death, resignation, removal, inability to act, disqualification, or any other cause, may at any time be filled for the unexpired portion of the term by a majority vote of the Board.

ARTICLE IV

Officers

4.1. Titles and Election. The officers of the corporation shall be comprised of a chief executive officer, a president, a secretary and a treasurer, who shall initially be elected as soon as convenient by the Board and thereafter, in the absence of earlier resignations or removals, shall be elected at the first meeting of the Board following each annual stockholders’ meeting, each of whom shall hold office at the pleasure of the Board except as may otherwise be approved by the Board or the executive committee, or until their earlier death, resignation, removal under these Bylaws or other termination of their employment. Any person may hold more than one office if the duties can be consistently performed by the same person, and to the extent permitted by the NRS. Subject to the terms of the Articles of Incorporation or any stockholders agreement to which the corporation is a party, the Board, in its discretion, may also at any time elect or appoint a chairman of the Board, who shall be a director, and one or more vice presidents, assistant secretaries and assistant treasurers and such other officers as it may deem advisable, each of whom shall hold office at the pleasure of the Board, except as may otherwise be approved by the Board or the executive committee, or until their earlier death, resignation, removal or other termination of employment as shall be prescribed or determined by the chief executive officer. The Board may require any officer or other employee or agent to give bond for the faithful performance of his duties in such form and with such sureties as the Board may require.

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4.2. Duties. Subject to such extension, limitations, and other provisions as the Board, these Bylaws or the Articles of Incorporation may from time to time prescribe or determine, the following officers shall have the following powers and duties:

(a) Chairman of the Board. The chairman of the Board, when present, shall preside at all meetings of the stockholders and of the Board and shall have such other powers and perform such other duties as the Board may prescribe from time to time.

(b) Chief Executive Officer. Subject to the authority of the Board, the chief executive officer shall have general supervision and control of the corporation’s business and shall exercise the powers and authority and perform the duties commonly incident to his office and shall, in the absence of the chairman of the Board, preside at all meetings of the stockholders and of the Board if he is a director, and shall perform such duties as the Board shall specify from time to time. The chief executive officer, unless some other person is thereunto specifically authorized by the Board, shall have authority to sign all bonds, debentures, promissory notes, deeds and contracts of the corporation.

(c) President. The president shall perform such duties as may be assigned to him from time to time by the Board or the chief executive officer. In the absence or disability of the chief executive officer, the president may, unless otherwise determined by the Board, exercise the powers and perform the duties pertaining to the office of chief executive officer.

(d) Vice President(s). The vice president or vice presidents shall perform such duties as may be assigned to them from time to time by the Board, the chief executive officer or the president.

(e) Treasurer. The treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, shall keep or cause to be kept regular books of account for the corporation and shall perform such other duties and possess such other powers as are incident to the office of treasurer, or as shall be assigned to him by the chief executive officer, the president or by the Board.

(f) Assistant Treasurer(s). During the absence or disability of the treasurer, the assistant treasurer, if one is elected, or if there are more than one, the one so designated by the treasurer, the chief executive officer, the president or by the Board shall have all the powers and functions of the treasurer.

(g) Secretary. The secretary shall cause notices of all meetings to be served as prescribed in these Bylaws or by statute, shall keep or cause to be kept the minutes of all meetings of the stockholders and of the Board, shall have charge of the corporate records and seal of the corporation and shall keep a register of the post office address of each stockholder which shall be furnished to him by such stockholder. He shall perform such other duties and possess such other powers as are incident to the office of secretary or as are assigned by the chief executive officer, the president or by the Board.

(h) Assistant Secretaries. During the absence or disability of the secretary, the assistant secretary, if one is elected, or if there are more than one, the one so designated by the secretary, the chief executive officer, the president or by the Board shall have all the powers and functions of the secretary.

4.3.   Delegation of Duties. In case of the absence of any officer of the corporation, or for any other reason that may seem sufficient to the Board, the Board may delegate the powers and duties of such officer, for the time being, to any other officer, or to any director.

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ARTICLE V

Stock Certificates

5.1. Certificates Representing Stock. Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the chairman of the Board or by the president or any vice president, and by the treasurer or an assistant treasurer or the secretary or an assistant secretary of the corporation. Any or all of the signatures on any such certificate may be a facsimile if authorized under the NRS.

In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on a certificate has ceased to be such officer, transfer agent or registrar before the certificate has been issued, such certificate may nevertheless be issued and delivered by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

5.2. Transfer of Stock. Subject to the terms of any stockholders agreement to which the corporation is a party, shares of the capital stock of the corporation shall be transferable only upon the books of the corporation upon the surrender of the certificate or certificates properly assigned and endorsed for transfer. If the corporation has a transfer agent or agents or transfer clerk and registrar of transfers acting on its behalf, the signature of any officer or representative thereof may be in facsimile.

The Board or chief executive officer may appoint a transfer agent and one or more co-transfer agents and a registrar and one or more co-registrars of transfer and may make or authorize the transfer agents to make all such rules and regulations deemed expedient concerning the issue, transfer and registration of shares of stock in any manner not prohibited by the NRS.

5.3. Lost Certificates. Subject to the terms of any agreement to which the corporation is a party, in case of loss or mutilation or destruction of a stock certificate, a duplicate certificate may be issued upon such terms as may be determined or authorized by the Board or the executive committee or by the chief executive officer if the Board or the executive committee does not do so.

ARTICLE VI

Fiscal Year, Bank Deposits, Checks, etc.

6.1. Fiscal Year. The fiscal year of the corporation shall commence or end at such time as the Board may designate.

6.2. Bank Deposits, Checks, etc. The funds of the corporation shall be deposited in the name of the corporation or of any division thereof in such banks or trust companies in the United States or elsewhere as may be designated from time to time by the Board or the executive committee, or by such officer or officers as the Board or the executive committee may authorize to make such designations.

All checks, drafts or other orders for the withdrawal of funds from any bank account shall be signed by such person or persons as may be designated from time to time by the Board or the executive committee. The signatures on checks, drafts or other orders for the withdrawal of funds may be in facsimile if authorized in the designation.

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ARTICLE VII

Books and Records

7.1. Location of Books. Unless otherwise expressly required by the NRS, the books and records of the corporation may be kept outside of the State of Nevada.

7.2. Examination of Books. Except as may otherwise be provided by the NRS, the Articles of Incorporation, or these Bylaws the Board shall have power to determine from time to time whether and to what extent and at what times and places and under what conditions any of the accounts, records and books of the corporation are to be open to the inspection of any stockholder. No stockholder shall have any right to inspect any account or book or document of the corporation except as prescribed by statute or authorized by express resolution of the stockholders or of the Board, or as set forth in any agreement to which the corporation is a party.

ARTICLE VIII

Notices

8.1. Requirements of Notice. Whenever notice is required to be given by statute, the Articles of Incorporation or these Bylaws, it shall not mean personal notice unless so specified, but such notice may be given in writing by depositing the same in a post office, letter box, or mail chute postpaid and addressed to the person to whom such notice is directed at the address of such person on the records of the corporation, and such notice shall be deemed given at the time when the same shall be thus mailed.

8.2. Waivers. Any stockholder, director or officer may, in writing or by telegram, cable or by electronic transmission at any time waive any notice or other formality required by statute, the Articles of Incorporation or these Bylaws. Such waiver of notice, whether given before or after any meeting or action, shall be deemed equivalent to notice. Presence of a stockholder either in person or by proxy at any stockholders’ meeting and presence of any director at any meeting of the Board shall constitute a waiver of such notice as may be required by any statute, the Articles of Incorporation or these Bylaws.

ARTICLE IX

Notice by Electronic Transmission

9.1. Notice by Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the NRS, the Articles of Incorporation or these Bylaws, to the to the fullest extent permitted by law, any notice to stockholders given by the corporation under any provision of the NRS, the Articles of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

(i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

(ii) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the previous preceding paragraph shall be deemed given:

(i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

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(ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv) if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

9.2. Definition Of Electronic Transmission. An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process (as defined in NRS Chapter 75).

ARTICLE X

Powers of Attorney

10.1. The Board or the executive committee may authorize one or more of the officers of the corporation to execute powers of attorney delegating to named representatives or agents power to represent or act on behalf of the corporation, with or without power of substitution.

10.2. In the absence of any action by the Board or the executive committee, the chief executive officer or the secretary of the corporation may execute for and on behalf of the corporation waivers of notice of stockholders’ meetings and proxies for such meetings in any company in which the corporation may hold voting securities.

ARTICLE XI

Indemnification

11.1. Indemnification of Directors and Officers. The corporation shall indemnify and hold harmless, to the fullest extent permitted by NRS as it presently exists or may hereafter be amended, any director or officer of the corporation who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such action, suit, or proceeding. The corporation shall be required to indemnify a person in connection with a proceeding initiated by such person only if the proceeding was authorized by the Board.

11.2. Indemnification of Others. The corporation shall have the power to indemnify and hold harmless, to the extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the corporation who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such action, suit, or proceeding.

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11.3. Prepayment of Expenses. The corporation shall pay the expenses incurred by any officer or director of the corporation, and may pay the expenses incurred by any employee or agent of the corporation, in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a person in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article XI or otherwise.

11.4. Determination; Claim. If a claim for indemnification or payment of expenses under this Article XI is not paid in full within sixty days after a written claim therefor has been received by the corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

11.5. Non-Exclusivity of Rights. The rights conferred on any person by this Article XI shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

11.6. Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the NRS.

11.7. Other Indemnification. The corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

11.8. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article XI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE XII

Amendments

12.1. Subject to the provisions of the Articles of Incorporation, any stockholder’s agreement to which the corporation is a party, and the provisions of the NRS, the power to amend, alter, or repeal these Bylaws and to adopt new Bylaws may be exercised by the Board or by the stockholders.

ARTICLE XIII

Conflicts

13.1. In the event of any conflict between these Bylaws and the Articles of Incorporation, the Articles of Incorporation shall govern.

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